PRESIDENT'S LETTER
Liberty Variable Investment Trust
SteinRoe Variable Investment Trust
-------------------------------------------------------------------------------




Dear Fellow Contract Owner:

We are pleased to present this annual report for the Liberty Variable
Investment Trust-- Colonial Growth & Income Fund Variable Series, Stein Roe Global Utilities Fund, Variable Series; Colonial International Fund for Growth, Variable Series; Colonial U.S. Stock Fund, Variable Series; Colonial Strategic Income Fund, Variable Series; Newport Tiger Fund, Variable Series and Liberty All-Star Equity Fund, Variable Series -- and the SteinRoe Variable Investment Trust -- Stein Roe Special Venture Fund, Variable Series; Stein Roe Growth Stock Fund, Variable Series; Stein Roe Balanced Fund, Variable Series; Stein Roe Mortgage Securities Fund, Variable Series; and Stein Roe Money Market Fund, Variable Series. In the following pages, we will provide you with an overview of the economic events that occurred over the past year and explain how we positioned the funds to respond to these events.

STOCKS CONTINUED THEIR SURGE
Coming out of the 1996 bull market, the stock market continued its upward climb, with the Dow Jones Industrial Average (DJIA) setting new record highs on nearly half the days in January 1997. Market strength continued throughout the first quarter, buoyed by healthy economic growth, strong corporate profits and low inflation. Continued strength in net new subscriptions to mutual funds -- partially reflecting the increasing commitment to stocks on the part of the 80-million-strong contingent of baby boomers -- also fueled the market's growth. Now between 35 and 50 years old, baby boomers' appetite for investing reflects their awareness of the increased savings and capital accumulation they'll need for retirement.
   Concern about slowing earnings momentum, however, prompted many investors to shy away from smaller growth stocks in favor of the relative liquidity and predictability of large-cap stocks. By March 1997, investors had begun to realize that the steady bull market could be buffeted by stepped-up inflationary pressures resulting from too-strong economic growth, too-low unemployment and rising wage rates. As a result, the Federal Reserve sought to put the brakes on the economy, raising the federal funds rate by one-quarter percentage point to
5.50 percent in late March.
   Although many market watchers expected this rate hike, markets stumbled enough to offset much of the gains achieved in the first weeks of the year. Nonetheless, the Standard & Poor's 500 Index ended the first quarter with a modest 2 percent gain.
   After Federal Reserve Chairman Alan Greenspan took the podium in May, reporting that economic growth was firmly under control, it appeared that concern over inflation was no longer an issue at the front of investors' minds. In fact, in the second quarter, the S&P 500 enjoyed a near-record run, returning 17 percent. While the strongest gains still belonged to larger-cap stocks, the pendulum began to swing back for small-caps during the quarter. After months of being passed over, small-cap stocks were attractively priced. This, coupled with solid profits, sparked a rally among smaller-cap stocks in the waning weeks of the second quarter of 1997. News of a potential balanced budget, strong profits reports in May, and Greenspan's optimistic read on the economy helped buoy stock and bond prices.
   In July, at the beginning of the third quarter, large-cap stocks continued their upward surge, boosted in part by strong global economies and reports of greater-than-expected earnings. The DJIA reached a new high, with the blue-chip index's performance representing its largest-ever point gain for any month in its 101-year history. In fact, the DJIA cleared 8000 for the first time ever. Also in August, the government passed the Taxpayer Relief Act of 1997. The first federal tax cut in 16 years, the act includes a number of provisions benefiting investors nationwide.

ASIA FEINTS... AND AMERICA BLINKS
International markets had a mixed first half of the year with some markets producing strong growth and others reflecting currency pressures. During this time, the U.S. dollar strengthened against local currencies. Overseas markets, and particularly Asia, disappointed for the most part in the third quarter, primarily driven by a weak Japanese economy and the devaluation of several Southeast Asian currencies.

   Excess debt, overcapacity and what may have been unwise economic and fiscal policies sparked this devaluation. The resulting currency crisis struck many Southeast Asian economies and then sparked a surprisingly severe crash in Hong Kong. By the fourth quarter of 1997, this sequence of events finally unnerved investors in developed countries. The result: sharp declines in all of the major markets, including the United States. Stocks fell more than 550 points in one day of trading on Oct. 28, 1997.
   The currency crisis in Asia stabilized somewhat in December, with the International Monetary Fund providing resources to South Korea, and several other governments proposing plans to get their economies to a more healthy state. While it appears that these countries are addressing their severe economic problems, we expect that for certain countries, the path to recovery will be long and difficult.
   The International Monetary Fund's actions, coupled with strong domestic growth, helped give investors the confidence to support a recovery in U.S. stock markets. As a result, December gains concluded the third year in a row in which the S&P 500 logged an overall gain of more than 20 percent. In fact, the S&P 500 Index closed 1997 with a 33.35 percent return, while the DJIA posted a 24.91 percent return.
   The biggest market story of the fourth quarter, of course, was the change of fortune that buffeted emerging markets. Emerging markets -- which are concentrated primarily in Asia -- experienced major market downturns. The MSCI EM Index posted a loss of 19.18 percent for the fourth quarter of 1997; it was down by 13.45 percent for the year.

GOOD NEWS IN THE FIXED INCOME MARKET
   An excellent year for bonds rounded out a strong year for domestic markets overall. Bonds performed particularly well in the latter part of 1997, as rising bond prices drove the yield on the 30-year Treasury bond to 5.92 percent on Dec. 31, 1997 -- its lowest point since January 1996. Investors turned to bonds to avoid what they judged to be an overvalued stock market and to profit from a possible drop in interest rates. In addition, with the United States looking at a possible budget surplus in 1998, investors acted to take advantage of a potentially more limited bond supply. The strong dollar encouraged foreign investors to purchase U. S. bonds, which also fueled bonds' upward surge.

SUMMARY
The strong year in large-cap domestic companies continued to produce healthy equity markets in the United States. Growth oriented mutual funds benefited accordingly. Likewise, fixed income funds benefited from the U.S. bond market's strong showing. The small-cap equity market had a harder time this year as investor favor trended toward large-cap growth companies, which tend to have more stable earnings. International markets -- particularly Asia -- struggled amidst the currency crisis that struck in the latter part of the year. Money market fund yields reflected a steady year in money markets as interest rates remained fairly stable.

GOING FORWARD
The last several years have been a great golden era for the United States. The strong economy of the past few years provided an environment in which U. S. investors had the ability to achieve record gains. While disruptions and dislocations in Southeast Asia may have some overlapping effects on the United States, we are hopeful that the impacts on our economy, and the profits of U.S. corporations as a whole, will not be major. What's more, we anticipate any ill effects on other developed Western economies to be somewhat mild over the next several quarters. As a result, we hope for a continued strong U.S. economy, and a favorable investment environment, in coming months.

THE BASICS
Although no one can predict what might happen to the markets in the future, we believe investors must understand the factors that move the markets, not just to profit from them, but to gain the patience to ride out short-term volatility. As always, no matter what direction you think the economy is heading, it's important to remember the basics. Think long term and re-evaluate your investment portfolio from time to time to make sure it continues to match your goals, risk tolerance and time horizon.

Sincerely,


/s/ Richard R. Christensen
Richard R. Christensen
President
Jan. 25, 1998

                       STEINROE VARIABLE INVESTMENT TRUST

                 Stein Roe Special Venture Fund, Variable Series
                  Stein Roe Growth Stock Fund, Variable Series
                    Stein Roe Balanced Fund, Variable Series
               Stein Roe Mortgage Securities Fund, Variable Series
                  Stein Roe Money Market Fund, Variable Series


                                                                  Annual Report
                                                                  Dec. 31, 1997

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                                TABLE OF CONTENTS
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      PORTFOLIO MANAGER'S DISCUSSION:
         Stein Roe Special Venture Fund, Variable Series.................   1
         Stein Roe Growth Stock Fund, Variable Series....................   3
         Stein Roe Balanced Fund, Variable Series........................   5
         Stein Roe Mortgage Securities Fund, Variable Series.............   7
         Stein Roe Money Market Fund, Variable Series....................   9
      INDEPENDENT AUDITORS' REPORT ......................................  10
      FINANCIAL STATEMENTS:
         Stein Roe Special Venture Fund, Variable Series.................  11
         Stein Roe Growth Stock Fund, Variable Series....................  16
         Stein Roe Balanced Fund, Variable Series........................  21
         Stein Roe Mortgage Securities Fund, Variable Series.............  27
         Stein Roe Money Market Fund, Variable Series....................  32
      NOTES TO FINANCIAL STATEMENTS......................................  36

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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Special Venture Fund, Variable Series
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DEAR CONTRACT OWNER:

Special Venture Fund, Variable Series posted a one-year return of 7.81 percent, trailing both the Russell 2000 Index return of 22.36 percent and the Lipper peer group return of 20.99 percent. With valuations at near-record highs, the year saw a shift in investor interest from growth to value stocks. While there is a value component to our investment style, we are primarily growth investors and we have tended to perform more in line with small-cap growth indices. The disparity between growth and value performance in the last 12 months is underscored by the returns of the growth and value components of the Russell 2000. For the year ended Dec. 31, 1997, the Russell 2000 Value Index returned
31.69 percent, while the Russell 2000 Growth Index returned 12.86 percent -- a return more in line with the Fund's 7.81 percent return.

   Our results reflect a combination of sector-based and company-specific factors. The portfolio was underweighted relative to the Russell 2000 in the bank and thrift sector, one of the year's strongest performers. We had greater exposure than the index to oil and gas stocks, which returned mixed performance this year. Also contributing to the underperformance were several technology holdings, which lagged in the latter part of the year.

   Standout performers included holdings in the financial services sector -- primarily real estate services and specialty insurance. CB Commercial Real Estate Services Group and LaSalle Partners, both real estate services firms (4.5 percent and 2.4 percent of total net assets, respectively), fared well as both companies have capitalized on the strength of the overall real estate market and a trend on the part of corporations toward outsourcing real estate service needs. On the insurance side, 20th Century Industries (1.0 percent of total net assets), Meadowbrook Insurance (4.0 percent of total net assets) and Mutual Risk Associates all performed well during the year. We sold our position in Mutual Risk late in the year, concluding that the shares had become overvalued.

   Our temporary staffing holdings, including Interim Services, Alternative Resources and CORESTAFF (2.7 percent, 4.1 percent and 2.2 percent of total net assets, respectively), also were strong contributors to the Fund's overall return. These companies have benefited from the trend toward corporate use of outsourced technology professionals. Other strong performers included several of our newer holdings: Triarc Companies (2.7 percent of total net assets), a manufacturer and distributor of beverages -- including the Snapple brand; and Nanophase Technologies (2.5 percent of total net assets), a manufacturer of specialty materials.

   Weakness in our oil and gas exploration and production holdings offset gains in the portfolio. These companies were affected by the weakened outlook for oil and gas prices. During the fourth quarter, we reduced our exposure to the energy sector, reflecting our greater uncertainty regarding the energy price outlook. On Dec. 31, 1997, our weighting in the energy sector was 5.7 percent of total net assets, compared to 12.4 percent of total net assets as of Sept. 30, 1997.

   Technology holdings AVX (3.0 percent of total net assets) and Kent Electronics (1.8 percent of total net assets) -- both historically successful holdings -- were weak following reduced near-term earnings growth expectations. We remain optimistic regarding the longer-term outlook for both companies. Danka Business Systems (1.0 percent of total net assets), also one of the Fund's historically successful holdings, declined sharply late in the year when it experienced unforeseen difficulty integrating a large acquisition. We continue to own the stock as we believe the integration difficulties are temporary and the current share price is unusually attractive.

   We have, however, eliminated positions in stocks that disappointed as a result of changes in their competitive environments or management team. These include Garden Botanika, National Processing, Microware and Firearms Training Services.

   Recent new holdings include BARRA (1.7 percent of total net assets), a provider of portfolio analysis software and services, and Teva Pharmaceutical Industries (1.9 percent of total net assets), a leading manufacturer of generic and proprietary pharmaceuticals.

   Following a period of relative outperformance that began in April, small-cap stocks weakened later in the year, particularly in the fourth quarter. The small-cap sector's current strong growth prospects, combined with relatively low valuation levels, lead us to believe the sector is unusually attractive. We believe the Fund has much stronger earnings growth potential than large-cap stocks (as measured by the S&P 500 Index), but at comparable valuation levels. As a result, we believe that the portfolio is well positioned for the year ahead.

                                      John McLandsborough, Richard B. Peterson,
                                                             Portfolio Managers


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY, SO YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Russell 2000 and the S&P 500 are unmanaged groups of stocks that differ from the composition of Special Venture Fund; they are not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the Fund's variable annuity capital appreciation fund peer group for the one-year, five-year and since inception periods ended Dec. 31, 1997, were
20.99 PERCENT, 15.37 PERCENT and 17.89 PERCENT, respectively. Because benchmark returns are calculated on a monthly basis, those marked "since inception" are from the month-end date that fell closest to the Fund's inception date. The Fund's Adviser currently limits expenses to 0.80 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.


LINE CHART:
                STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES,
                      S&P 500 INDEX AND RUSSELL 2000 INDEX

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to Dec. 31, 1997

                           Average Annual Total Return
                                at Dec. 31, 1997
       1-Year      5-Year       Inception
        7.8%        16.0%         16.4%

             Special Venture Fund              Russell 2000 Index               S&P 500 Index
1/89                      $10,000                         $10,000                     $10,000
12/89                      13,084                          11,626                      13,163
12/90                      11,918                           9,362                      12,754
12/91                      16,357                          13,672                      16,631
12/92                      18,725                          16,189                      17,896
12/93                      25,406                          19,246                      19,697
12/94                      25,708                          18,895                      19,955
12/95                      28,729                          24,271                      27,445
12/96                      36,469                          28,274                      33,742
12/97                      39,317                          34,597                      44,995

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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Growth Stock Fund, Variable Series
-------------------------------------------------------------------------------


DEAR CONTRACT OWNER:

With the portfolio's large-cap stocks providing reliable, consistent earnings growth, the Fund's 32.28 percent one-year return easily outdistanced the Lipper peer group return of 26.47 percent. The S&P 500 Index returned 33.35 percent for the year.

   As the year began, global consumer franchises such as Coca-Cola, Gillette and Procter & Gamble were thriving in a rapidly growing U.S. economy (2.8 percent, 3.3 percent and 3.4 percent of total net assets, respectively). Later in the year, amid speculations of earnings disappointments from large-cap companies, we saw investors subtly shifting their interest away from growth companies and into smaller, cyclical companies in an effort to capture upside earnings potential. This bruised the Fund's performance slightly.

   A currency crisis struck Asia in the second half of the year, causing a shock to equity markets worldwide. In the belief that many Asian economies will slow dramatically and companies that derive any earnings from those countries will suffer accordingly, investors began to look for companies with little or no exposure to Asia. Large-cap U.S. growth stocks offered shelter, and investors both domestic and foreign flocked back to them.

   Still, the strong U.S. dollar posed a challenge for many of the global companies in the portfolio. When the dollar is strong, large multinational companies -- companies that generate a large portion of their revenue overseas -- realize lower earnings as their profits in weaker foreign currencies translate into the stronger U.S. currency.

   Financial services proved one of the year's best-performing sectors. With the economy in a non inflationary, low interest rate mode, we have seen an increase of dollars flowing into financial services companies. In addition, baby boomers -- one of the largest market forces in action -- are committing even more to financial services products as their retirements approach. As a result, financial services firms -- including American Express, Fannie Mae, Travelers and American International Group -- all proved to be strong holdings for the portfolio (2.9 percent, 3.7 percent, 3.9 percent and 2.9 percent of total net assets, respectively). We increased our exposure to this sector by investing in Charles Schwab, one of the world's financial asset-gathering powerhouses (1.4 percent of total net assets).

   Other strong performers included retailers Kohl's and Home Depot (2.6 percent and 2.8 percent of total net assets, respectively). Investors have perceived these companies to be solely domestic and, as a result, somewhat protected from the international turmoil.

   We maintained positions in most of our holdings and the Fund's turnover ratio was correspondingly low -- a third that of the average growth fund. We eliminated our positions in Renaissance Energy, Baxter and McDonald's -- we believe all three companies will have difficulty meeting their earnings estimates in 1998.

   We will continue to focus on the technology sector as we believe technology companies will benefit from consumer demand for new and existing technology. We are confident in pharmaceutical holdings Pfizer and Eli Lilly & Co. (1.0 percent and 3.3 percent of total net assets, respectively). We believe their new product pipelines present opportunities for further growth.

   We are optimistic about growth prospects in 1998, although we expect more subdued growth than we've seen over the past three years. We think the economy will continue along its noninflationary growth track. If it does, we would expect a favorable environment for many of the large U.S. companies we own -- companies that we think are well positioned competitively and dominate the marketplace with their products.

                                           Erik P. Gustafson, Portfolio Manager


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of Growth Stock Fund; it is not available for direct investment. Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. For the one-year, five-year and since inception periods ended Dec. 31, 1997, the median average annual returns for the Fund's variable annuity growth fund peer group were 26.47 PERCENT, 17.13 PERCENT and
16.95 PERCENT, respectively. Because benchmark returns are calculated on a monthly basis, those marked "since inception" are from the month-end date that fell closest to the Fund's inception date. The Fund's Adviser currently limits expenses to 0.80 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

LINE CHART:

         STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES AND S&P 500 INDEX

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to Dec. 31, 1997

                           Average Annual Total Return
                                at Dec. 31, 1997
       1-Year      5-Year       Inception
        32.3%       16.8%         18.0%

                Growth Stock Fund                   S&P 500 Index
1/89                      $10,000                         $10,000
12/89                      13,130                          13,163
12/90                      12,913                          12,754
12/91                      19,115                          16,631
12/92                      20,382                          17,896
12/93                      21,395                          19,697
12/94                      20,036                          19,955
12/95                      27,596                          27,445
12/96                      33,468                          33,742
12/97                      44,271                          44,995

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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Balanced Fund, Variable Series
-------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

With a 16.82 percent one-year return, the Fund lagged both its Lipper peer group return of 19.09 percent and the S&P 500 Index, which posted a return of
33.35 percent.

   The Fund's performance was driven by several factors. Although select holdings in real estate investment trusts (REITs) performed well, they underperformed as a group. The Asian currency crisis and spreading domestic earnings fears were challenges that technology stocks had difficulty overcoming in the latter part of the year. In addition, expectations of slower world economic growth in 1998 dampened many of our energy holdings and our overweighted position in international investments was a drag on performance.

   These disappointments were offset somewhat by positive returns in the health care, retail and financial services sectors. These sectors were positioned well in this year's positive economic and interest rate environments. BankAmerica and Citicorp, two big money center banks (1.3 percent and 1.0 percent of total net assets, respectively), were among the year's best performers.

   We overweighted the portfolio in international equities this year. While our international holdings performed well compared to international equity benchmarks, these holdings underperformed domestic investments. Our strongest international performers were in the health care and banking sectors, which have continued to benefit from a benign interest rate environment worldwide and continued economic growth.

   We believe we were effective in assessing and eliminating individual stocks that threatened to impede performance -- particularly some of our Far East investments -- before they experienced sharp declines last fall.

   We held a full position in fixed income investments. In the current environment of declining long- and medium-term interest rates, this allocation has helped boost the portfolio's return. The quality of our fixed income holdings continues to be high -- a large portion of the portfolio's fixed income assets are in AAA-rated Treasury and agency securities.

   The portfolio traded lightly this year. As described earlier, we sold many issues with weakening growth prospects. We reinvested the assets in issues that we believed were more promising.

   In line with the portfolio's top-down investment strategy, we then shifted assets within our favorite sectors -- for example, we altered our REIT holdings by selling Avalon and Roust to establish positions in Crescent Real Estate Equities Company, Patriot American Hospitality and Excel Realty Trust (each 0.7 percent of total net assets). In the financial services sector, we sold NationsBank and Bank of Boston to buy Wells Fargo and Banc One (0.8 percent and
1.0 percent of total net assets, respectively). In the energy sector, where we see real potential for long-term growth and demand, we sold Schlumberger and Mobil and purchased El Paso Natural Gas, Tosco, Elf Aquitaine and Cooper Cameron (0.8 percent, 0.9 percent, 0.7 percent and 1.0 percent of total net assets, respectively). We sold some Far East holdings as the Asian turmoil began last fall, but held onto Honda Motor Company and Sony (each 0.8 percent of total net assets), which we believe are attractively valued. We sought to dampen some of our international risk and to reinvest in international areas where we were more comfortable -- mainly Latin America.

   We think the economy may slow from this year's 31/2 percent growth pace to 2 percent next year. If, during the first half of next year, economic growth moderates as much as we anticipate, we believe the Federal Reserve may actually lower interest rates. As a result, we continue to be positive about the prospects for fixed income investments and for equity investments in the retail and banking sectors.

   Given our expectations for a slower growth environment, we continue to be concerned about corporate profitability in the United States. We believe wages will continue to increase and, with reduced pricing power, companies will tend to see profit margins narrow. We believe foreign competition will continue to adversely affect U.S. corporations -- the strong dollar will make it increasingly difficult for the United States to export overseas because of cost competition. In addition, firm economic activity may pull in imports, leading to a continuing deterioration in our trade balance that would have a negative impact on corporate profits.

                                        Harvey B. Hirschhorn, Portfolio Manager


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The S&P 500 is an unmanaged group of stocks that differs from the composition of Balanced Fund; it is not available for direct investment. Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. For the one-year, five-year and since inception periods ended Dec. 31, 1997, the median average annual returns for the Fund's variable annuity flexible portfolio fund peer group were 19.09 PERCENT, 13.02 PERCENT and
13.38 percent, respectively. Because benchmark returns are calculated on a monthly basis, those marked "since inception" are from the month-end date that fell closest to the Fund's inception date. The Fund's Adviser currently limits expenses to 0.75 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

Foreign investments involve market, political and currency risks not generally associated with other investments.

LINE CHART:
           STEIN ROE BALANCED FUND, VARIABLE SERIES AND S&P 500 INDEX

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to Dec. 31, 1997

                           Average Annual Total Return
                                at Dec. 31, 1997
       1-Year      5-Year       Inception
        16.8%       12.4%         13.0%

                    Balanced Fund                   S&P 500 Index
1/89                      $10,000                         $10,000
12/89                      12,238                          13,163
12/90                      12,154                          12,754
12/91                      15,549                          16,631
12/92                      16,720                          17,896
12/93                      18,273                          19,697
12/94                      17,690                          19,955
12/95                      22,189                          27,445
12/96                      25,657                          33,742
12/97                      29,973                          44,995

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PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Mortgage Securities Fund, Variable Series
-------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

The Fund returned 9.04 percent for the year ended Dec. 31, 1997, outperforming the Lehman Intermediate Government/Corporate Index return of 7.87 percent but lagging the Lipper peer group median return of 9.09 percent.

   When 1997 began, mortgages had consistently been outperforming Treasury securities for several quarters in a row. In March, the Federal Reserve raised interest rates. This move lowered the prepayment risk associated with mortgages, further increasing their attractiveness relative to other types of fixed income investments.

   Economic growth slowed by midyear. As a result, the bond market stabilized and mortgages began to appear to us to be overvalued. In addition, interest rates began to decline, making refinancing at lower mortgage rates an attractive option for the homeowner. While refinancing is good news for homeowners, it increases prepayment risk -- bad news for investors in mortgage-backed securities. As a result, we reduced our holdings in mortgages. The portfolio currently holds 72 percent of total net assets in mortgages, compared to a typical historical weighting of 85 percent to 90 percent of total net assets. We've held onto lower-coupon mortgages that we believe have the lowest prepayment risk, and higher coupon investments with the most attractive yields.

   In addition, when economic growth slowed during the second quarter, investors began to speculate that the Federal Reserve would trim rates. Accordingly, we reduced our holdings of current coupon and premium coupon mortgages. We think these securities are likely to underperform if interest rates decline and prepayment risk increases.

   As an alternative to mortgages, we sought yield potential in other types of asset-backed securities, such as home equity loans. We think home equity loans offer higher yield potential than mortgages with marginally less prepayment risk.

   We also began to shift assets into Treasury securities and corporate bonds. If interest rates decline -- as we suspect they may -- Treasury securities should outperform mortgage-backed securities over the near term. The corporate bonds we hold are all investment-grade issues rated A or higher. We believe they offer income and total return potential comparable to or better than mortgage-backed securities, but without the refinancing risk.

   We plan to remain underweighted in mortgage securities given their overvaluation by historical standards and their risk of underperformance if interest rates decline and refinancing risk increases. Overall, we are optimistic about fixed income assets as we expect the economy to slow and interest rates to decline.

                                          Michael T. Kennedy, Portfolio Manager


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. The Fund is neither insured nor guaranteed by the U.S. government. Up to 20 percent of the Fund's assets may be invested in other types of securities. The Index represents an unmanaged group of government securities that differs from the composition of Mortgage Securities Fund; it is not available for direct investment. According to Lipper Analytical Services, Inc., an independent monitor of mutual fund performance, the median returns for the variable annuity U.S. mortgage fund peer group for the one-year, five-year and since inception periods ended Dec. 31, 1997, were 9.09 PERCENT, 7.11 PERCENT and 9.15 PERCENT, respectively. Because benchmark returns are calculated on a monthly basis, those marked "since inception" are from the month-end date that fell closest to the Fund's inception date. The Fund's Adviser currently limits expenses to 0.70 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

LINE CHART:
             STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES AND
                     LEHMAN MORTGAGE-BACKED SECURITIES INDEX

Performance of a hypothetical $10,000 investment Jan. 1, 1989, to Dec. 31, 1997

                           Average Annual Total Return
                                at Dec. 31, 1997
       1-Year      5-Year       Inception
        9.0%        6.7%          8.4%

         Mortgage Securities Fund                   S&P 500 Index
1/89                      $10,000                         $10,000
12/89                      11,284                          11,535
12/90                      12,311                          12,772
12/91                      14,094                          14,779
12/92                      14,933                          15,809
12/93                      15,868                          16,896
12/94                      15,619                          16,618
12/95                      18,077                          19,411
12/96                      18,927                          20,449
12/97                      20,638                          22,387

-------------------------------------------------------------------------------
PORTFOLIO MANAGER'S DISCUSSION
Stein Roe Money Market Fund, Variable Series
-------------------------------------------------------------------------------

DEAR CONTRACT OWNER:

For the year ended Dec. 31, 1997, Stein Roe Money Market Fund, Variable
Series posted a return of 5.18 percent, outpacing the Lipper peer group median return of 5.17 percent.

   Throughout the first quarter of 1997, the U.S. economy produced mixed signals. Healthy economic growth, strong corporate profits and low inflation contributed to market optimism. At the same time, a too-low unemployment rate, rising wage-rates and subsequent inflationary pressures raised caution. These mixed signals sent money market rates up and down, but in a fairly tight range.

   By March, economic signposts were pointing to an economy that was growing too quickly. Accordingly, the Federal Reserve tightened interest rates by one-quarter percentage point. Economic growth then slowed, with the Federal Reserve standing firm on interest rates for the remainder of the year.

   During the first part of the year we invested in floaters for their yield potential. These variable-rate notes have coupons that adjust, or "float," quarterly with market rates. Not only do these notes offer high current yield potential, but they also provide additional yield potential because their coupons will float up to at least market rate yields should the Federal Reserve raise interest rates. The opposite is true in a falling-rate environment. We are very selective in the floaters we purchase. We look at them for their defensive characteristics in a rising-rate environment, but we also seek an attractive current coupon. In this way, even if the Federal Reserve goes into a neutral mode, we will capture additional yield potential.

   Although the economy was generally stable, there were pockets of uncertainty during the year. Throughout the entire second half of the year, a currency crisis in Asia caused volatility in markets worldwide. This forced any lender with exposure to the foreign currency crisis to provide a higher payout to borrow money. Although this made rates on certain foreign securities attractive, we believed the risks involved with foreign issuers were too high, so we trimmed the portfolio's foreign exposure, particularly limiting exposure to Japan.

   We generally continued to invest in those credits we believed to be strong enough to resist the turmoil in the Japanese economy. In addition, we have kept our investments in Japan short in the event it becomes too risky to invest there.

   These lending pressures helped boost the seven-day yield to 5.29 percent on Dec. 31, 1997. The increase also is attributable, in part, to a cyclical pattern typical at this time of year. During this pattern, low demand causes rates to spike in December, and high demand results in a drop in January. As a result of the cyclical pattern, the Fund's generous weighting in seven-day maturity holdings benefited performance in the fourth quarter.

   We will continue to look for opportunities to add yield to the portfolio. We also plan to continue to weight the portfolio heavily in short- and medium-maturity securities -- we think this move will allow us to respond quickly should rates reach more attractive levels. In our opinion, it is likely that interest rates will remain unchanged, especially now that the markets have calmed down.

   We expect moderating growth going into 1998. If economic growth slows enough in the first part of the year and the potential for a Federal Reserve tightening grows, we will look for investments in longer-term issues that will help lock in attractive rates.

                                              Jane M. Naeseth, Portfolio Manager


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN WILL VARY AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL SHARES. Portfolio holdings are as of Dec. 31, 1997, and are subject to change. Total return performance includes changes in share price and reinvestment of income and capital gains distributions. Lipper Analytical Services, Inc., is an independent monitor of mutual fund performance. For the one-year, five-year and since inception periods ended Dec. 31, 1997, the median average total returns for the Fund's variable annuity money market fund peer group were 5.17 PERCENT, 4.44 PERCENT and 5.34 PERCENT, respectively. An investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will be able to maintain its stable net asset value of $1 per share. The Fund's Adviser currently limits expenses to 0.65 percent of average net assets. Absent past limits, total return would have been less. Performance numbers reflect all Fund expenses, but do not include any insurance charges imposed by your insurance company's separate accounts. If performance information included the effect of these additional amounts, it would be lower.

Foreign investments involve market, political and currency risks not generally associated with U. S. investments.

-------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------

The Board of Trustees and Shareholders
of SteinRoe Variable Investment Trust:

We have audited the accompanying statement of assets and liabilities including the schedule of investments, of Stein Roe Special Venture Fund, Variable Series (formerly Capital Appreciation Fund), Stein Roe Growth Stock Fund, Variable Series (formerly Managed Growth Stock Fund), Stein Roe Balanced Fund, Variable Series (formerly Managed Assets Fund), Stein Roe Mortgage Securities Fund, Variable Series (formerly Mortgage Securities Income Fund), Stein Roe Money Market Fund, Variable Series (formerly Cash Income Fund), all constituent funds of SteinRoe Variable Investment Trust, as of December 31, 1997, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers and by the application of alternative procedures where confirmations were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SteinRoe Variable Investment Trust as of December 31, 1997, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.



                                                          KPMG Peat Marwick LLP

Chicago, Illinois
February 11, 1998

-------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Special Venture Fund, Variable Series / December 31, 1997
-------------------------------------------------------------------------------
                                                       MARKET
                                           SHARES       VALUE
COMMON STOCKS--(93.0%)
AUTO ACCESSORIES--(1.6%)
Superior Industries International, Inc.    118,300  $ 3,171,919
                                                    -----------


BANKS/SAVINGS AND LOANS--(2.7%)
Grupo Financiero Inbursa                   460,000    1,877,248
National Bancorp of Alaska, Inc.            16,000    2,024,000
Rancho Santa Fe National Bank (a)          111,900    1,566,600
                                                    -----------
                                                      5,467,848
                                                    -----------
BROADCASTING/MEDIA--(7.5%)
Central European Media
   Enterprises Ltd. (a)                    259,000    6,539,750
Metro Networks, Inc. (a)                   259,700    8,505,175
                                                    -----------
                                                     15,044,925
                                                    -----------
BUSINESS SERVICES--(12.7%)
Alternative Resources Corporation (a)      352,300    8,124,919
CORESTAFF, Inc. (a)                        164,000    4,346,000
Danka Business Systems Plc ADRs            123,400    1,966,687
G & K Services Cl. A                        92,000    3,864,000
Interim Services, Inc. (a)                 213,000    5,511,375
Investors Financial Services Corporation     5,000    1,610,000
                                                     ----------
                                                     25,422,981
                                                    -----------
COMPUTER HARDWARE AND SOFTWARE--(4.0%)
BARRA, Inc.                                142,000    3,425,750
Computer Products, Inc. (a)                 80,000    1,810,000
SPSS, Inc. (a)                             147,000    2,829,750
                                                    -----------
                                                      8,065,500
                                                    -----------
COMPUTER SERVICES--(4.1%)
Fiserv, Inc. (a)                           167,500    8,228,437
                                                    -----------


COSMETICS--(1.7%)
Nu Skin Asia Pacific Inc. (a)              185,000    3,376,250
                                                    -----------


DIVERSIFIED OPERATIONS--(3.8%)
Fisher Companies, Inc.                      19,000    2,280,000
Triarc Companies, Inc. (a)                 195,000    5,313,750
                                                    -----------
                                                      7,593,750
                                                    -----------
ELECTRONIC COMPONENTS--(3.0%)
AVX Corporation                            323,700    5,968,219
                                                    -----------


FOOD MANUFACTURING--(1.4%)
American Italian Pasta Company (a)         109,900    2,747,500
                                                    -----------

                                                         MARKET
                                           SHARES         VALUE
INSURANCE--(6.3%)
Meadowbrook Insurance Group, Inc.          310,400  $ 8,089,800
PAULA Financial (a)                        112,200    2,580,600
20th Century Industries, Inc.               75,600    1,965,600
                                                    -----------
                                                     12,636,000
                                                    -----------
MEDICAL SPECIALTIES--(8.2%)
BioSource International, Inc. (a)          300,000    1,912,500
National Dentex Corporation (a)            111,000    2,442,000
Urologix, Inc. (a)                         161,900    2,934,438
Uroquest Medical Corporation (a)           341,700      896,963
Xomed Surgical Products Inc. (a)           227,900    5,469,600
Young Innovations, Inc. (a)                160,500    2,889,000
                                                    -----------
                                                     16,544,501
                                                    -----------
OIL/GAS--(5.7%)
Barrett Resources Corp. (a)                 77,600    2,347,400
Devon Energy Corporation                   147,600    5,682,600
Hanover Compressor Company (a)              26,400      539,550
Meridian Resource Corporation (a)          298,800    2,857,275
                                                    -----------
                                                     11,426,825
                                                    -----------
OPTICAL SERVICES--(2.7%)
Sola International, Inc. (a)               169,400    5,505,500
                                                    -----------


PHARMACEUTICALS--(2.8%)
Ligand Pharmaceuticals, Inc. (a)           140,000    1,802,500
Teva Pharmaceutical Industries
   Ltd. ADRs (a)                            79,000    3,737,687
                                                    -----------
                                                      5,540,187
                                                    -----------
PHOTOGRAPHIC EQUIPMENT AND SUPPLIES--(1.6%)
Ballantyne of Omaha, Inc. (a)              175,000    3,150,000
                                                    -----------


PUBLISHING--(1.5%)
CMP Media Inc. (a)                         175,500    3,027,375
                                                    -----------


REAL ESTATE DEVELOPMENT/MANAGEMENT--(8.7%)
CB Commercial Real Estate Services
   Group, Inc. (a)                         277,500    8,932,031
LaSalle Partners, Inc. (a)                 133,500    4,755,937
Security Capital Group (a)                 115,100    3,740,750
                                                    -----------
                                                     17,428,718
                                                    -----------
RETAIL--(0.8%)
Video Update, Inc. (a)                     797,000    1,594,000
                                                    -----------

SCHEDULE OF INVESTMENTS                                  MARKET
(CONTINUED)                                SHARES         VALUE
COMMON STOCKS (CONTINUED)
SPECIALTY CHEMICALS--(6.6%)
ChemFirst, Inc.                            203,700  $ 5,754,525
ChiRex Inc. (a)                            142,500    2,511,562
Nanophase Technologies
   Corporation (a)                         396,000    5,024,250
                                                   ------------
                                                     13,290,337
                                                   ------------
SPECIALTY MATERIALS--(0.9%)
Sheldahl, Inc. (a)                         130,000    1,820,000
                                                   ------------


TELECOMMUNICATIONS--(0.6%)
Western Wireless Corporation (a)            70,000    1,216,250
                                                   ------------


WHOLESALE DISTRIBUTION--(4.1%)
Henry Schein, Inc. (a)                      75,500   $2,642,500
Kent Electronics Corporation (a)           146,500    3,680,813
U.S.A. Floral Products, Inc. (a)           124,300    1,957,726
                                                   ------------
                                                      8,281,039
                                                   ------------
  TOTAL COMMON STOCKS (Cost $172,840,668)           186,548,061
                                                   ------------

                                                         MARKET
                                             PAR          VALUE
SHORT-TERM INVESTMENTS--(7.3%)
COMMERCIAL PAPER--(7.3%)
Associates Corp. of North America
   6.750% 1/02/98
   (Cost $14,637,255)                  $14,640,000 $ 14,637,255
                                                   ------------
  TOTAL INVESTMENTS--(100.3%)
    (Cost $187,477,923) (b)                         201,185,316
OTHER ASSETS, LESS LIABILITIES--(-0.3%)                (595,561)
                                                   ------------
NET ASSETS (100%)                                  $200,589,755
                                                   ============

(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $187,533,441. Tax basis gross unrealized appreciation and depreciation on investments at December 31, 1997, is as follows

         Gross unrealized appreciation:       $29,921,534
         Gross unrealized depreciation:       (16,269,659)
                                              -----------
                                              $13,651,875
                                              ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Special Venture Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $187,477,923)                     $201,185,316
Cash                                                                                  53,454
Receivable for investments sold                                                    1,226,902
Receivable for fund shares sold                                                       48,130
Dividends and interest receivable                                                     30,073
Other assets                                                                          16,982
                                                                                ------------
     TOTAL ASSETS                                                                202,560,857
                                                                                ------------
LIABILITIES:
Payable for investments purchased                                                  1,721,360
Payable for fund shares repurchased                                                   75,889
Payable to investment adviser and transfer agent                                     109,279
Accrued expenses payable                                                              64,574
                                                                                ------------
     TOTAL LIABILITIES                                                             1,971,102
                                                                                ------------
NET ASSETS                                                                      $200,589,755
                                                                                ============
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                              $169,975,886
   Accumulated undistributed net investment income                                    50,834
   Accumulated net realized gains on investments                                  16,855,500
   Net unrealized appreciation on investments                                     13,707,535
                                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST        $200,589,755
                                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                         11,145,224
                                                                                ============
NET ASSET VALUE PER SHARE                                                             $18.00
                                                                                     =======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income                                                                 $  826,023
   Dividends                                                                          721,211
                                                                                -------------
     Total investment income                                                        1,547,234
                                                                                -------------
EXPENSES:
   Management fee                                                                   1,001,641
   Administrative fee                                                                 300,492
   Custodian fee                                                                       51,100
   Accounting fee                                                                      28,760
   Printing expense                                                                    27,900
   Audit and legal fees                                                                18,250
   Trustees' expense                                                                   15,473
   Transfer agent fee                                                                   7,500
   Miscellaneous expense                                                               11,617
                                                                                -------------
     Total expenses                                                                 1,462,733
                                                                                -------------
Net investment income                                                                  84,501
REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains on investments                                               16,866,896
   Change in unrealized appreciation or depreciation on investments                (2,574,259)
                                                                                -------------
Net increase in net assets resulting from operations                             $ 14,377,138
                                                                                =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Special Venture Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                     YEARS ENDED DECEMBER 31,
                                                                                    1997                 1996
OPERATIONS:
   Net investment income                                                          $   84,501           $  340,782
   Net realized gains on investments                                              16,866,896           37,106,567
   Change in unrealized appreciation or depreciation on investments               (2,574,259)           1,982,076
                                                                                ------------         ------------
Net increase in net assets resulting from operations                              14,377,138           39,429,425
                                                                                ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                            (265,000)                  --
   Net realized gains on investments                                             (36,940,000)                  --
                                                                                ------------         ------------
   Total distributions                                                           (37,205,000)                  --
                                                                                ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                 56,760,177           59,130,137
   Cost of fund shares repurchased                                               (66,766,579)         (45,588,672)
   Distributions reinvested                                                       37,205,000                   --
                                                                                ------------         ------------
Net increase in net assets resulting from fund share transactions                 27,198,598           13,541,465
                                                                                ------------         ------------
Total increase in net assets                                                       4,370,736           52,970,890
NET ASSETS:
   Beginning of year                                                             196,219,019          143,248,129
                                                                                ------------         ------------
   End of year                                                                  $200,589,755         $196,219,019
                                                                                ============         ============
Accumulated undistributed net investment income included in ending net assets     $   50,834           $  263,066
                                                                                ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                     3,128,771            3,135,974
   Shares repurchased                                                             (3,703,394)          (2,445,679)
   Distributions reinvested                                                        2,256,218                 --
                                                                                ------------         ------------
Net increase                                                                       1,681,595              690,295
                                                                                ============         ============






                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Special Venture Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                     YEARS ENDED DECEMBER 31,
                                                                    1997          1996          1995         1994          1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $ 20.73      $ 16.33       $ 14.74       $ 16.53      $ 15.34
                                                                 ---------    ---------     ---------     ---------     --------
Net investment income                                                 0.01         0.04          0.04          0.06         0.03
Net realized and unrealized gains on investments                      1.25         4.36          1.69          0.09         5.22
                                                                 ---------    ---------     ---------     ---------     --------
Total from investment operations                                      1.26         4.40          1.73          0.15         5.25
                                                                 ---------    ---------     ---------     ---------     --------
Less distributions:
   Dividends from and in excess of net investment income             (0.03)       --            (0.04)       (0.07)        (0.02)
   Distributions from and in excess of net realized gains
     on investments                                                  (3.96)       --            (0.10)       (1.87)        (4.04)
                                                                 ---------    ---------     ---------     ---------     --------
Total distributions                                                  (3.99)       --            (0.14)       (1.94)        (4.06)
                                                                 ---------    ---------     ---------     ---------     --------
Net asset value, end of year                                       $ 18.00      $ 20.73       $ 16.33       $ 14.74      $ 16.53
                                                                  ========     ========      ========      ========      =======
TOTAL RETURN                                                         7.81%       26.94%        11.75%         1.19%(b)    35.68%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                   $200,590     $196,219      $143,248      $134,078      $96,544
Ratio of expenses to average net assets                              0.73%        0.75%         0.76%         0.80%(a)     0.84%(a)
Ratio of net investment income to average net assets                 0.04%        0.20%         0.26%         0.44%(b)     0.13%(b)
Portfolio turnover ratio                                               93%         100%          132%          144%         112%
Average commissions (per share)                                    $0.0453      $0.0251            --           --           --

(a) These ratios were not materially affected by the reimbursement of certain expenses by the Adviser and Administrator.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Growth Stock Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
                                                         MARKET
                                            SHARES        VALUE
COMMON STOCKS--(97.8%)
BANKS--(4.8%)
Citicorp                                    40,000  $ 5,057,500
Wells Fargo & Company                       15,000    5,091,563
                                                    -----------
                                                     10,149,063
                                                    -----------
BUSINESS SERVICES--(3.7%)
First Data Corporation                     100,000    2,925,000
Paychex, Inc.                              100,000    5,062,500
                                                    -----------
                                                      7,987,500
                                                    -----------
COMPUTERS AND COMPUTER SOFTWARE--(7.9%)
Cisco Systems, Inc. (a)                    120,000    6,690,000
Intel Corporation                           70,000    4,917,500
Microsoft Corp. (a)                         40,000    5,170,000
                                                    -----------
                                                     16,777,500
                                                    -----------
CONSUMER RELATED--(12.4%)
Cendant Corporation (a)                    357,248   12,280,400
The Gillette Company                        70,000    7,030,625
The Proctor & Gamble Co.                    90,000    7,183,125
                                                    -----------
                                                     26,494,150
                                                    -----------
DRUGS--(6.8%)
Eli Lilly & Co.                            100,000    6,962,500
Merck & Co.                                 50,000    5,312,500
Pfizer Inc.                                 30,000    2,236,875
                                                    -----------
                                                     14,511,875
                                                    -----------
ELECTRICAL EQUIPMENT--(3.4%)
General Electric Company                   100,000    7,337,500
                                                    -----------


ENERGY--(3.0%)
Schlumberger Ltd.                           80,000    6,440,000
                                                    -----------


FINANCIAL SERVICES--(8.0%)
American Express Company                    70,000    6,247,500
Federal National Mortgage Association      140,000    7,988,750
Schwab (Charles) Corporation                70,000    2,935,625
                                                    -----------
                                                     17,171,875
                                                    -----------
FOOD/BEVERAGE/TOBACCO--(5.2%)
The Coca Cola Company                       90,000    5,996,250
Phillip Morris Companies, Inc.             110,000    4,984,375
                                                    -----------
                                                     10,980,625
                                                    -----------

                                                         MARKET
                                           SHARES         VALUE
HEALTH CARE--(4.1%)
Johnson & Johnson                           80,000  $ 5,270,000
United Healthcare Corp.                     70,000    3,478,125
                                                   ------------
                                                      8,748,125
                                                   ------------
INSURANCE--(6.8%)
American International Group, Inc.          56,250    6,117,188
The Travelers, Inc.                        155,000    8,350,625
                                                   ------------
                                                     14,467,813
                                                   ------------
LEISURE & ENTERTAINMENT--(2.3%)
Disney (Walt) Co.                           50,000    4,953,125
                                                   ------------


MEDICAL SUPPLIES--(2.9%)
Medtronic, Inc.                            120,000    6,277,500
                                                   ------------


OIL AND GAS-(4.6%)
Baker Hughes, Inc.                         100,000    4,362,500
ENSCO International Inc.                   100,000    3,350,000
Marine Drilling Company, Inc. (a)          100,000    2,075,000
                                                   ------------
                                                      9,787,500
                                                   ------------
RETAIL--(5.3%)
The Home Depot, Inc.                       100,000    5,887,500
Kohl's Corp. (a)                            80,000    5,450,000
                                                   ------------
                                                     11,337,500
                                                   ------------
RUBBER, PLASTIC & RELATED--(2.8%)
Illinois Tool Works Inc.                   100,000    6,012,500
                                                   ------------


TECHNOLOGY SERVICES--(4.6%)
Tellabs, Inc. (a)                          100,000    5,287,500
Thermo Electron Corp. (a)                  100,000    4,450,000
                                                   ------------
                                                      9,737,500
                                                   ------------
TELECOMMUNICATIONS--(9.2%)
LM Ericcson Telecommunications
   ADRs Class B                            135,000    5,037,187
Lucent Technologies                         60,000    4,792,500
Motorola, Inc.                              85,000    4,850,312
WorldCom, Inc. (a)                         160,000    4,840,000
                                                   ------------
                                                     19,519,999
                                                   ------------
  TOTAL COMMON STOCKS
       (Cost $110,173,447)                          208,691,650
                                                   ------------

SCHEDULE OF INVESTMENTS                                  MARKET
(CONTINUED)                                 PAR           VALUE
SHORT-TERM INVESTMENTS--(2.4%)
COMMERCIAL PAPER--(2.4%)
Associates Corp. of North America
   6.750% 1/02/98
   (Cost $5,034,056)                    $5,035,000  $ 5,034,056
                                                   ------------
   TOTAL INVESTMENTS--(100.2%)
       (Cost $115,207,503) (b)                      213,725,706
OTHER ASSETS, LESS LIABILITIES--(0.2%)                 (326,245)
                                                   ------------
NET ASSETS (100%)                                  $213,399,461
                                                   ============


(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $115,208,743. Tax basis gross unrealized appreciation and depreciation on investments at December 31, 1997, is as follows:

         Gross unrealized appreciation:      $100,107,342
         Gross unrealized depreciation:        (1,590,379)
                                             ------------
         Net unrealized appreciation:        $ 98,516,963
                                             ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Growth Stock Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $115,207,503)                      $213,725,706
Cash                                                                                   50,231
Receivable for fund shares sold                                                         8,042
Dividends and interest receivable                                                     154,632
Other assets                                                                           12,923
                                                                                -------------
     TOTAL ASSETS                                                                 213,951,534
                                                                                -------------
LIABILITIES:
Payable for fund shares repurchased                                                   401,092
Payable to investment adviser and transfer agent                                      116,259
Accrued expenses payable                                                               34,722
                                                                                -------------
     TOTAL LIABILITIES                                                                552,073
                                                                                -------------
NET ASSETS                                                                       $213,399,461
                                                                                =============
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                               $101,690,161
   Accumulated undistributed net investment income                                    589,348
   Accumulated net realized gains on investments                                   12,601,524
   Net unrealized appreciation on investments                                      98,518,428
                                                                                -------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST         $213,399,461
                                                                                =============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                           5,906,242
                                                                                =============
NET ASSET VALUE PER SHARE                                                              $36.13
                                                                                       ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends                                                                     $ 1,538,278
   Interest income                                                                   429,065
                                                                                ------------
     Total investment income                                                       1,967,343
                                                                                ------------
EXPENSES:
   Management fee                                                                    959,376
   Administrative fee                                                                287,813
   Custodian fee                                                                      20,075
   Accounting fee                                                                     28,829
   Printing expense                                                                   10,950
   Audit and legal fees                                                               16,425
   Trustees' expense                                                                  14,400
   Transfer agent fee                                                                  7,500
   Miscellaneous expense                                                              11,321
                                                                                ------------
     Total expenses                                                                1,356,689
                                                                                ------------
Net investment income 610,654 REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments                                              12,625,736
   Change in unrealized appreciation or depreciation on investments               39,257,702
                                                                                ------------
Net increase in net assets resulting from operations                            $ 52,494,092
                                                                                ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                      YEARS ENDED DECEMBER 31,
                                                                                     1997                 1996
OPERATIONS:
   Net investment income                                                           $  610,654           $  728,925
   Net realized gains on investments                                               12,625,736            7,580,172
   Change in unrealized appreciation or depreciation on investments                39,257,702           20,202,757
                                                                                 ------------         ------------
   Net increase in net assets resulting from operations                            52,494,092           28,511,854
                                                                                 ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                             (710,000)                   --
   Net realized gains on investments                                               (7,500,000)                   --
                                                                                 ------------         ------------
   Total distributions                                                             (8,210,000)                   --
                                                                                 ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                  35,528,562           22,263,141
   Cost of fund shares repurchased                                                (36,502,167)         (25,729,831)
   Distributions reinvested                                                         8,210,000                 --
                                                                                 ------------         ------------
Net increase (decrease) in net assets resulting from fund share transactions        7,236,395           (3,466,690)
                                                                                 ------------         ------------
Total increase in net assets                                                       51,520,487           25,045,164
NET ASSETS:
   Beginning of year                                                              161,878,974          136,833,810
                                                                                 ------------         ------------
   End of year                                                                   $213,399,461         $161,878,974
                                                                                 ============         ============
Accumulated undistributed net investment income included in ending net assets      $  589,348           $  688,694
                                                                                 ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                      1,104,794              854,357
   Shares repurchased                                                              (1,131,238)            (997,588)
   Distributions reinvested                                                           274,215                  --
                                                                                 ------------         ------------
Net increase (decrease)                                                               247,771             (143,231)
                                                                                 ============         ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Growth Stock Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                       YEARS ENDED DECEMBER 31,
                                                                      1997          1996          1995         1994          1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                   $ 28.61      $ 23.59       $ 18.11       $ 20.65      $ 20.10
                                                                   ---------    ---------     ---------      --------    ---------
Net investment income                                                   0.10         0.13          0.15          0.15         0.13
Net realized and unrealized gains (losses)
   on investments                                                       8.84         4.89          6.68         (1.46)        0.86
                                                                   ---------    ---------     ---------      --------    ---------
Total from investment operations                                        8.94         5.02          6.83         (1.31)        0.99
                                                                   ---------    ---------     ---------      --------    ---------
Less distributions:
   Dividends from and in excess of net investment income               (0.12)       --             (0.15)       (0.17)       (0.12)
   Distributions from and in excess of net realized gains
     on investments                                                    (1.30)       --             (1.20)       (1.06)       (0.32)
                                                                   ---------    ---------     ---------      --------    ---------
Total distributions                                                    (1.42)       --            (1.35)        (1.23)       (0.44)
                                                                   ---------    ---------     ---------      --------    ---------
Net asset value, end of year                                         $ 36.13      $ 28.61       $ 23.59       $ 18.11      $ 20.65
                                                                    ========     ========      ========       =======     ========
TOTAL RETURN                                                          32.28%       21.28%        37.73%        (6.35)%       4.97%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                     $213,399     $161,879      $136,834       $98,733     $111,561
Ratio of expenses to average net assets                                0.71%        0.73%         0.74%         0.77%        0.83%
Ratio of net investment income to average net assets                   0.32%        0.49%         0.72%         0.75%        0.77%
Portfolio turnover ratio                                                 28%          35%           41%           72%          77%
Average commissions (per share)                                      $0.0583      $0.0534           --            --           --



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Balanced Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
                                                         MARKET
                                           SHARES         VALUE
COMMON STOCKS--(52.7%)
AUTOMOTIVE--(0.8%)
Honda Motor Company, Ltd. ADRs              35,000  $ 2,585,625
                                                    -----------


BANKS--(6.5%)
Banco Rio de La Plata ADRs (a)             189,700    2,655,800
BankAmerica Corporation                     56,000    4,088,000
Banc One Corporation                        58,295    3,166,147
Citicorp                                    26,000    3,287,375
Royal Bank of Scotland Group Plc           200,000    2,544,018
Wells Fargo & Company                        8,000    2,715,500
Westpac Banking Corporation Ltd.           385,000    2,462,475
                                                    -----------
                                                     20,919,315
                                                    -----------
BUILDING AND CONSTRUCTION--(0.6%)
Royal Group Technologies Ltd                80,000    1,855,000
                                                    -----------


CHEMICALS--(0.8%)
Praxair, Inc.                               60,000    2,700,000
                                                    -----------


COMMERCIAL SERVICES--(1.5%)
Cendant Corporation (a)                    144,186    4,956,394
                                                    -----------


COMPUTERS--(0.8%)
International Business Machines             24,000    2,509,500
                                                    -----------


DRUGS/HEALTH CARE--(5.7%)
American Home Products Corp.                45,000    3,442,500
Elan Corporation Plc ADRs (a)               62,000    3,173,625
Eli Lilly & Company                         67,000    4,664,875
Novartis ADRs                               45,000    3,656,021
SmithKline Beecham Plc ADRs                 72,000    3,703,500
                                                    -----------
                                                     18,640,521
                                                    -----------
ELECTRICAL EQUIPMENT--(3.3%)
Emerson Electric Co.                        62,000    3,499,125
General Electric Company                    50,000    3,668,750
Hubbell Inc., Class B                       75,000    3,698,438
                                                    -----------
                                                     10,866,313
                                                    -----------
ELECTRONICS--(4.2%)
Analog Devices, Inc.                       120,000    3,322,500
Harris Corp.                                48,000    2,202,000
Intel Corporation                           37,000    2,599,250
Motorola, Inc.                              53,000    3,024,313
Sony Corporation Sponsored ADRs             29,000    2,631,750
                                                    -----------
                                                     13,779,813
                                                    -----------

                                                         MARKET
                                           SHARES         VALUE
FABRICATED METAL PRODUCTS--(0.6%)
Tubos de Acero de Mexico S.A. (a)           87,100  $ 1,883,538
                                                    -----------


FINANCIAL SERVICES--(1.0%)
Federal National Mortgage Association       57,000    3,252,563
                                                    -----------


FOOD/BEVERAGE/TOBACCO--(2.9%)
PepsiCo, Inc.                               70,000    2,550,625
Philip Morris Companies, Inc.               75,000    3,398,438
Sara Lee Corporation                        60,000    3,378,750
                                                    -----------
                                                      9,327,813
                                                    -----------
FUNERAL SERVICES--(0.8%)
Service Corporation International           70,000    2,585,625
                                                    -----------


HEALTHCARE--(1.9%)
Pfizer Inc.                                 50,000    3,728,125
United Healthcare Corporation               47,000    2,335,313
                                                    -----------
                                                      6,063,438
                                                    -----------
HOUSEWARES--(1.1%)
Newell Co.                                  85,000    3,612,500
                                                    -----------


OIL/GAS--(5.3%)
Baker Hughes Inc.                           73,000    3,184,625
Cooper Cameron Corp                         52,000    3,172,000
Elf Aquitaine Sponsored ADRs                40,000    2,345,000
Halliburton Company                         47,000    2,441,063
IRI International Corp (a)                 110,000    1,540,000
Tosco Corporation                           80,000    3,025,000
United Meridian Corporation (a)             53,000    1,490,625
                                                    -----------
                                                     17,198,313
                                                    -----------
PAPER & FOREST PRODUCTS--(0.8%)
Plum Creek Timber Company                   84,000    2,535,750
                                                    -----------


REAL ESTATE--(4.0%)
Crescent Real Estate Equities Company       60,000    2,362,500
Excel Realty Trust, Inc                     75,000    2,362,500
Patriot American Hospitality, Inc.          80,000    2,305,000
Reckson Associates Realty Corporation      103,800    2,633,925
Security Capital Group, Class B (a)        100,000    3,250,000
Security Capital Group Warrants (a)          4,654       24,434
                                                    -----------
                                                     12,938,359
                                                    -----------
RETAIL--(2.6%)
The Home Depot, Inc.                        75,000    4,415,625
Wal-Mart Stores, Inc.                      100,000    3,943,750
                                                    -----------
                                                      8,359,375
                                                    -----------

SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                               SHARES       VALUE
COMMON STOCKS (CONTINUED)
TELECOMMUNICATIONS--(4.9%)
Airtouch Communications, Inc. (a)           85,000  $ 3,532,812
GTE Corporation                             62,000    3,239,500
LM Ericsson Telecommunications Co.
   ADRs Class B                             70,000    2,611,875
Telebras Sponsored ADRs                     29,000    3,376,688
Telefonica de Argentina S.A. ADRs           85,000    3,166,250
                                                  -------------
                                                     15,927,125
                                                  -------------
TRANSPORTATION--(0.7%)
Canadian National Railway                   50,000    2,362,500
                                                  -------------


UTILITIES--(1.4%)
El Paso Natural Gas Company                 38,000    2,527,000
Endesa Sponsored ADRs                      120,000    2,182,500
                                                  -------------
                                                      4,709,500
                                                  -------------
WATER TREATMENT SYSTEMS--(0.5%)
U.S. Filter Corporation (a)                 55,000    1,646,558
                                                  -------------
   TOTAL COMMON STOCKS (Cost $120,846,936)          171,215,438
                                                  -------------

                                                         MARKET
                                            PAR           VALUE
LONG-TERM OBLIGATIONS--(42.4%)
AIR TRANSPORTATION--(0.8%)
Federal Express Corporation 1994
   Pass-Through Certificates Series
   A310-A1 7.530% 9/23/06               $1,743,854   $1,810,556
United Airlines Corporation Series
   1991-A-1 9.200% 3/22/08                 669,937      758,228
                                                     ----------
                                                      2,568,784
                                                     ----------
ASSET-BACKED SECURITIES--(1.5%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04               1,989,855    2,046,565
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22               2,130,207    2,108,820
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                          711,164      720,850
                                                     ----------
                                                      4,876,235
                                                     ----------

                                                         MARKET
                                            PAR           VALUE
BANKS--(2.1%)
Den Danske Bank 6.550% 9/15/03          $2,250,000   $2,257,110
Deutsche Ausbank 7.000% 9/24/01          2,250,000    2,327,738
First Chicago NBD 6.125% 2/15/06         2,250,000    2,196,382
                                                     ----------
                                                      6,781,230
                                                     ----------

CONSTRUCTION & HOUSING--(0.8%)
Hanson Overseas 6.750% 9/15/05           2,500,000    2,540,100
                                                     ----------


DRUGS/HEALTHCARE--(1.9%)
Glaxo Wellcome Plc  6.125% 1/25/06       2,500,000    2,485,075
Nationwide Health Property Inc.
   Conv. Deb. 6.250% 1/01/99             3,400,000    3,871,750
                                                     ----------
                                                      6,356,825
                                                     ----------
EXTRACTIVE-ENERGY--(0.8%)
BOC Group Plc  5.875% 1/29/01            2,750,000    2,727,698
                                                     ----------


FOREIGN GOVERNMENT REGIONAL BOND--(0.9%)
Corporacion Andina de Fomento
   6.625% 10/14/98 (c)                   2,900,000    2,911,687
                                                     ----------


FINANCIAL--(1.3%)
Associates Corporation of North America
   7.500% 4/15/02                        4,000,000    4,184,760
                                                     ----------


INSURANCE--(0.8%)
Prudential Insurance Co.
   7.650% 7/1/07 (c)                     2,500,000    2,656,325
                                                     ----------


MORTGAGE-BACKED SECURITIES--(0.1%)
MDC Mortgage Funding Corporation
   Series Q Class 5 8.850% 3/20/18        188,317       195,347
                                                     ----------


OIL/GAS--(0.7%)
SFP Pipeline Holdings, Inc. Conv. Deb.
   11.160% 8/15/10                       1,400,000    2,310,000
                                                     ----------

SCHEDULE OF INVESTMENTS                               MARKET
(CONTINUED)                                 PAR        VALUE
LONG-TERM OBLIGATIONS (CONTINUED)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--(30.7%)
Federal Home Loan Mortgage
   Corporation
   6.500% 12/01/10 Gold                 $  929,080   $  931,114
   6.500% 5/01/11 Gold                     802,072      803,829
   6.500% 6/01/11 Gold                   5,425,300    5,437,181
   12.000% 7/01/20 Gold                  1,217,318    1,398,771
   6.500% 3/01/26 Gold                   3,714,239    3,687,942
   6.500% 6/01/26 Gold                   2,362,623    2,340,958
   6.500% 2/01/27 Gold                     983,237      974,220
   6.500% 3/01/27 Gold                   2,882,840    2,852,311
   6.500% 4/01/27 Gold                     977,116      968,156
Federal National Mortgage Association
   8.000% 4/13/05                        1,500,000    1,508,655
Government National Mortgage
   Association
   7.125% 7/20/25 ARM                      934,225      956,357
   8.000% 3/15/26                        4,505,812    4,681,032
U.S. Treasury Bonds
   7.875% 8/15/01                        1,500,000    1,604,025
   7.250% 5/15/16                        7,000,000    7,971,740
   7.875% 2/15/21                        4,500,000    5,526,900
   7.125% 2/15/23                        8,350,000    9,531,108
U.S. Treasury Notes
   6.375% 1/15/99                        7,500,000    7,556,325
   6.875% 8/31/99                        5,500,000    5,603,455
   6.750% 4/30/00                        3,500,000    3,579,765
   6.375% 5/15/00                        9,700,000    9,846,567
   6.250% 2/15/03                        6,500,000    6,648,460
   5.750% 8/15/03                        6,000,000    6,005,640
   6.500% 5/15/05                        3,500,000    3,649,345
   6.500% 8/15/05                        4,000,000    4,173,960
   6.875% 5/15/06                        1,500,000    1,605,195
                                                   ------------
                                                     99,843,011
                                                   ------------
   TOTAL LONG-TERM OBLIGATIONS
     (Cost $130,734,602)                            137,952,002
                                                   ------------

                                                         MARKET
                                            PAR           VALUE
SHORT-TERM INVESTMENTS--(4.3%)
COMMERCIAL PAPER--(4.3%)
Associates Corp of North America
    6.750% 1/02/98
     (Cost $14,002,374)                $14,005,000 $ 14,002,374
                                                   ------------
   TOTAL INVESTMENTS (99.4%)
     (Cost $265,583,912) (b)                        323,169,814
OTHER ASSETS, LESS LIABILITIES--(0.6%)                1,862,808
                                                   ------------
NET ASSETS (100%)                                  $325,032,622
                                                   ============

(a) Non-income producing security.
(b) The cost of investments for federal income tax purposes is $265,325,969. Gross unrealized appreciation and depreciation at December 31, 1997 is as follows:

         Gross unrealized appreciation:     $60,064,323
         Gross unrealized depreciation:      (2,220,478)
                                           ------------
         Net unrealized appreciation:       $57,843,845
                                           ============

(c) Private placement security. These securities generally are issued to institutional investors, such as the Fund, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must be in an exempt transaction, normally to other institutional investors. At December 31, 1997, the aggregate value of the Fund's restricted securities was $5,568,012, which represented 1.7% of net assets. None of these are deemed to be illiquid securities.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Balanced Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $265,583,912)                     $323,169,814
Cash                                                                                  20,966
Dividends and interest receivable                                                  2,860,637
Receivable for investments sold                                                      478,510
Receivable for fund shares sold                                                       80,482
Other assets                                                                          35,815
                                                                                ------------
     TOTAL ASSETS                                                                326,646,224
                                                                                ------------
LIABILITIES:
Payable for fund shares repurchased                                                1,088,343
Payable for investments purchased                                                    269,335
Payable to investment adviser and transfer agent                                     164,076
Accrued expenses payable                                                              91,848
                                                                                ------------
     TOTAL LIABILITIES                                                             1,613,602
                                                                                ------------
NET ASSETS                                                                      $325,032,622
                                                                                ============
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                              $236,150,495
   Accumulated undistributed net investment income                                 9,886,114
   Accumulated net realized gains on investments                                  21,410,991
   Net unrealized appreciation on investments and foreign currencies              57,585,022
                                                                                ------------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST        $325,032,622
                                                                                ============
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                         19,333,707
                                                                                ============
NET ASSET VALUE PER SHARE                                                             $16.81
                                                                                      ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest income                                                              $ 9,282,975
   Dividends (net of foreign taxes withheld of $81,779)                           3,021,590
                                                                                -----------
     Total investment income                                                     12,304,565
                                                                                -----------
EXPENSES:
   Management fee                                                                 1,417,148
   Administrative fee                                                               472,383
   Custodian fee                                                                     37,025
   Accounting fee                                                                    31,616
   Audit and legal fees                                                              29,200
   Trustees' expense                                                                 21,846
   Printing expense                                                                  20,075
   Transfer agent fee                                                                 7,500
   Miscellaneous expense                                                             35,238
                                                                                -----------
     Total expenses                                                               2,072,031
                                                                                -----------
Net investment income                                                            10,232,534

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
   Net realized gains on investments                                             21,582,177
   Net realized losses on foreign currency transactions                             (97,751)
   Change in unrealized appreciation or depreciation on investments
     and foreign currency translations                                           17,140,868
                                                                                -----------
Net increase in net assets resulting from operations                            $48,857,828
                                                                                ===========



                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                        YEARS ENDED DECEMBER 31,
                                                                                       1997                 1996
OPERATIONS:
   Net investment income                                                           $ 10,232,534         $ 10,512,405
   Net realized gains on investments and foreign currency transactions               21,484,426           25,179,094
   Change in unrealized appreciation or depreciation on investments and
     foreign currency translations                                                   17,140,868            5,972,813
                                                                                   ------------         ------------
   Net increase in net assets resulting from operations                              48,857,828           41,664,312
                                                                                   ------------         ------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                            (10,262,000)                  --
   Net realized gains on investments                                                (25,340,000)                  --
                                                                                   ------------         ------------
   Total distributions                                                              (35,602,000)                  --
                                                                                   ------------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                    30,523,814           23,322,625
   Cost of fund shares repurchased                                                  (53,533,240)         (42,816,350)
   Distributions reinvested                                                          35,602,000                   --
                                                                                   ------------         ------------
Net increase (decrease) in net assets resulting from fund share transactions         12,592,574          (19,493,725)
                                                                                   ------------         ------------
Total increase in net assets                                                         25,848,402           22,170,587
NET ASSETS:
   Beginning of year                                                                299,184,220          277,013,633
                                                                                   ------------         ------------
   End of year                                                                     $325,032,622         $299,184,220
                                                                                   ============         ============
Accumulated undistributed net investment income included in ending net assets       $ 9,886,774         $ 10,358,564
                                                                                   ============         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                        1,916,696            1,550,496
   Shares repurchased                                                                (3,350,160)          (2,845,909)
   Distributions reinvested                                                           2,387,734                   --
                                                                                   ------------         ------------
Net increase (decrease)                                                                 954,270           (1,295,413)
                                                                                   ============         ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Balanced Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                     YEARS ENDED DECEMBER 31,
                                                                    1997          1996          1995         1994          1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                 $ 16.28      $ 14.08       $ 12.18       $ 13.11      $ 12.54
                                                                 ---------    ---------     ---------     ---------    ---------
Net investment income                                                 0.53         0.57          0.48          0.51         0.38
Net realized and unrealized gains (losses) on investments
   and foreign currency transactions                                  1.96         1.63          2.61         (0.93)        0.78
                                                                 ---------    ---------     ---------     ---------   ----------
Total from investment operations                                      2.49         2.20          3.09         (0.42)        1.16
                                                                 ---------    ---------     ---------     ---------    ---------
Less distributions:
   Dividends from and in excess of net investment income             (0.56)       --            (0.48)        (0.51)        (0.36)
   Distributions from and in excess of net realized gains
     on investments                                                  (1.40)       --            (0.71)        --            (0.23)
                                                                 ---------    ---------     ---------     ---------    ---------
Total distributions                                                  (1.96)      --             (1.19)        (0.51)        (0.59)
                                                                 ---------    ---------     ---------     ---------    ---------
Net asset value, end of year                                       $ 16.81      $ 16.28       $ 14.08       $ 12.18      $ 13.11
                                                                  ========     ========      ========      ========     ========
TOTAL RETURN                                                         16.82%       15.63%        25.43%        (3.19)%       9.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's)                                   $325,033     $299,184      $277,014      $196,278     $197,132
Ratio of expenses to average net assets                               0.66%        0.67%         0.66%         0.68%        0.69%
Ratio of net investment income to average net assets                  3.25%        3.68%         3.12%         4.01%        3.55%
Portfolio turnover ratio (a)                                            44%          76%           66%           71%          47%
Average commissions (per share)                                    $0.0539      $0.0547            --            --           --

(a) The portfolio turnover ratio includes dollar roll transactions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
                                                       MARKET
                                             PAR        VALUE
ASSET-BACKED SECURITIES--(11.0%)
ALPS Pass-Through Trust Series 1994-1
   Class C2 9.350% 9/15/04               $ 994,927   $1,023,283
ContiMortgage Home Equity Loan
   Trust Series 1997-1 Class M1
   7.420% 2/15/15                        1,250,000    1,275,800
First Boston Home Equity Loan Pass-
   Through Certificates Series 1993-H1,
   Class A-IO (effective yield 12.820%)
   9/28/13                               4,538,432      177,044
Greentree Home Improvement Loan
   Trust Series 1994-A Class A
   7.050% 3/15/14                          533,373      540,638
Green Tree Financial Corporation
   Series 1996-9 Class B1
   7.650% 1/15/28                        1,350,000    1,407,240
   Series 1997-6 Class A8
   7.070% 1/15/29                        1,492,024    1,529,324
IMC Home Equity Loan Trust
   Series 1997-3 Class M2
   7.550% 8/20/28                        1,000,000    1,027,520
Mego Mortgage Title I Loan Trust
   Series 1997-3 Class M1
   7.500% 8/25/23                        1,500,000    1,537,170
                                                     ----------
   TOTAL ASSET-BACKED SECURITIES
     (Cost $8,289,120)                                8,518,019
                                                     ----------

MORTGAGE-BACKED SECURITIES--(11.5%)
American Mortgage Trust Series 1993-3
   Class 3B 8.190% 9/27/22                804,745       796,665
Asset Securitization Corporation
   Series 1997-D5
   Class A1C 6.750% 2/14/41             1,375,000     1,402,926
  Citicorp Mortgage Securities, Inc.
   Series 1987-10 10.000% 7/01/17         132,696       145,759
Comfed Savings Bank Adjustable Rate
   Mortgage Series 1987-1A
   7.550% 1/01/18                         143,837       122,261
Glendale Federal Savings & Loan
   Series 1978-A 9.125% 1/25/08            25,049        26,587
Imperial Savings & Loan Adjustable
   Rate Mortgage Series 1987-4A
   8.826% 7/25/17                          24,052        26,234
Merrill Lynch Mortgage Investments Inc.
   8.000% 12/20/18 Series 20-D          1,235,981     1,258,389
   7.088% 12/26/25 Series 1995-C3
   Class A3 ARM                         2,000,000     2,095,940
   5.890% 11/15/26 Series 1987-A ARM       85,971        87,192
Nomura Asset Securities Corporation
   MBS Series 1996-MD5 Class A1B
   7.120% 4/13/36                       1,000,000     1,058,200

                                                         MARKET
                                             PAR          VALUE
MORTGAGE-BACKED SECURITIES (CONTINUED)
Republic Federal Savings & Loan
   Association Series 1987-1
   7.500% 2/28/17                       $   7,517     $   7,627
Sears Mortgage Securities Corp.
   Series 1987-A 6.500% 3/25/17            15,601        15,532
Structured Asset Securities Corporation
   Series 1996-CFL Class X1-IO
   (effective yield 12.960%) 2/25/28   10,678,347       561,467
   Series 1996-CFL Class C
   6.525% 2/25/28                       1,242,500     1,238,623
                                                    -----------
   TOTAL MORTGAGE-BACKED SECURITIES
     (Cost $8,631,179)                                8,843,402
                                                    -----------

CORPORATE SECURITIES--(6.7%)
GMAC Euro 6.750% 7/10/02                1,000,000     1,014,630
National Power Co. Plc 7.125% 7/11/01   1,500,000     1,540,365
National Rural Utilities
   6.375% 10/15/04                      1,000,000     1,005,960
Zurich Capital Trust I 8.376% 6/01/37   1,450,000     1,600,728
                                                    -----------
   TOTAL CORPORATE SECURITIES
     (Cost $4,951,025)                                5,161,683
                                                    -----------


FEDERAL HOME LOAN MORTGAGE
   CORPORATION CERTIFICATES--(16.3%)
8.500% 5/01/06 Gold                       115,673       119,468
6.500% 6/01/08                             24,470        24,516
6.500% various due dates to 6/01/09
   Gold                                 1,725,495     1,728,740
10.750% 11/01/09                          205,958       225,685
12.000% 7/01/13                            72,752        82,618
11.250% various due dates to 11/01/15      67,977        76,400
10.500% various due dates to 2/01/19      398,154       441,951
12.000% 7/01/20 Gold                      876,469     1,007,115
7.500% various due dates to 5/01/24
   Gold                                 6,582,574     6,750,441
7.000% 1/01/26                          2,081,870     2,106,603
                                                    -----------
   TOTAL FEDERAL HOME LOAN MORTGAGE
     CORPORATION CERTIFICATES
     (Cost $12,190,552)                              12,563,537
                                                    -----------

SCHEDULE OF INVESTMENTS                                  MARKET
(CONTINUED)                                  PAR          VALUE
FEDERAL NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(28.6%)
10.500% 2/01/01                         $  68,287    $   72,096
12.250% 9/01/12 FHA/VA
   Guaranteed                              82,948        96,349
10.250% 2/01/16                           158,251       176,006
10.000% various due dates to 3/01/16      320,203       349,020
8.500% 3/01/17                            160,199       168,911
9.000% various due dates to 5/01/20       247,923       265,754
6.000% various due dates to 2/01/25    12,176,703    11,935,591
7.000% various due dates to 8/01/25     4,889,364     4,955,325
6.500% various due dates to 1/01/26     4,097,372     4,046,811
                                                    -----------
   TOTAL FEDERAL NATIONAL MORTGAGE
     ASSOCIATION CERTIFICATES
     (Cost $21,530,633)                              22,065,863
                                                    -----------


GOVERNMENT NATIONAL MORTGAGE
   ASSOCIATION CERTIFICATES--(13.7%)
8.000% various due dates to 7/15/08     1,691,829     1,761,092
11.500% various due dates to 5/15/13      500,021       571,429
8.500% 2/15/17                            180,277       192,671
10.000% various due dates to 11/15/19     608,470       672,931
9.000% various due dates to 1/15/20     1,871,713     2,033,891
9.500% various due dates to 8/15/22     1,924,942     2,097,956
7.000% 4/15/23                            503,621       510,389
6.500% various due dates to 7/15/24       843,417       839,461
7.125% 7/20/25 ARM                      1,868,450     1,912,714
                                                    -----------
   TOTAL GOVERNMENT NATIONAL MORTGAGE
     ASSOCIATION CERTIFICATES
     (Cost $10,403,234)                              10,592,534
                                                    -----------


REAL ESTATE MORTGAGE INVESTMENT
   CONDUITS--(1.6%)
Federal Home Loan Mortgage
   Corporation Series 11-C
   9.500% 4/15/19                          62,470        63,868
Federal National Mortgage Association
   Trust Series 1988-4Z
   9.250% 3/25/18                       1,068,529     1,130,397
Federal National Mortgage Association
   Trust Series 1991-91SA-IO
   (effective yield 14.400%) 7/25/98      654,202        18,056
                                                    -----------
   TOTAL REAL ESTATE MORTGAGE
     INVESTMENT CONDUITS
     (Cost $1,224,071)                                1,212,321
                                                    -----------

                                                         MARKET
                                             PAR          VALUE
                                         ---------  -----------
U.S. GOVERNMENT SECURITIES--(5.5%)
   U.S. Treasury Bonds
     6.750% 8/15/26                   $   800,000    $  881,200
     6.375% 8/15/27                     1,000,000     1,055,030
   U.S. Treasury Notes
     5.750% 11/01/00                    1,000,000     1,001,880
     7.250% 8/15/04                     1,200,000     1,297,260
                                                    -----------
   TOTAL U.S. GOVERNMENT SECURITIES
     (Cost $4,087,367)                                4,235,370
                                                    -----------

SHORT-TERM INVESTMENTS--(5.2%)
COMMERCIAL PAPER--(5.2%)
Associates Corp. of North America
   6.750% 1/02/98
     (Cost $4,014,247)                  4,015,000     4,014,279
                                                    -----------
  TOTAL INVESTMENTS--(100.1%)
     (Cost $75,321,428)                              77,207,008
OTHER ASSETS, LESS LIABILITIES-(-0.1%)                  (33,565)
                                                    -----------
NET ASSETS-(100%)                                   $77,173,443
                                                    ===========

(a) The cost of investments for federal income tax purposes is identical. Gross unrealized appreciation and depreciation at December 31, 1997 is as follows:

         Gross unrealized appreciation:      $1,996,263
         Gross unrealized depreciation:        (110,683)
                                           ------------
         Net unrealized appreciation:        $1,885,580
                                           ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Mortgage Securities Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $75,321,428)                      $77,207,008
Cash                                                                                 52,419
Receivable for fund shares sold                                                     472,943
Interest receivable                                                                 597,790
Other assets                                                                          8,576
                                                                                -----------
     TOTAL ASSETS                                                                78,338,736
                                                                                -----------
LIABILITIES:
Payable for investments purchased                                                 1,009,585
Payable for fund shares repurchased                                                  64,724
Payable to investment adviser and transfer agent                                     39,392
Accrued expenses payable                                                             51,592
                                                                                -----------
     TOTAL LIABILITIES                                                            1,165,293
                                                                                -----------
NET ASSETS                                                                      $77,173,443
                                                                                ===========
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                               73,734,248
   Accumulated undistributed net investment income                                4,579,680
   Accumulated net realized losses on investments                                (3,026,065)
   Net unrealized appreciation on investments                                     1,885,580
                                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST        $77,173,443
                                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                         7,194,516
                                                                                ===========
NET ASSET VALUE PER SHARE                                                            $10.73
                                                                                     ======

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INTEREST INCOME                                                                  $ 5,410,240
                                                                                ------------
EXPENSES:
   Management fee                                                                    296,763
   Administrative fee                                                                111,286
   Custodian fee                                                                      31,025
   Accounting fee                                                                     25,613
   Printing expense                                                                    7,300
   Audit and legal fees                                                               27,375
   Trustees' expense                                                                   8,490
   Transfer agent fee                                                                  7,500
   Miscellaneous expense                                                               3,984
                                                                                ------------
     Total expenses                                                                  519,336
                                                                                ------------
Net investment income                                                              4,890,904
REALIZED AND UNREALIZED GAINS ON INVESTMENTS:
   Net realized gains on investments                                                   3,468
   Change in unrealized appreciation or depreciation on investments                1,494,843
                                                                                ------------
Net increase in net assets resulting from operations                             $ 6,389,215
                                                                                ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                      YEARS ENDED DECEMBER 31,
                                                                                     1997                 1996
OPERATIONS:
   Net investment income                                                          $ 4,890,904          $ 5,616,747
   Net realized gains (losses) on investments                                           3,468             (196,495)
   Change in unrealized appreciation or depreciation on  investments                1,494,843           (1,957,496)
                                                                                  -----------         ------------
Net increase in net assets resulting from operations                                6,389,215            3,462,756
                                                                                  -----------         ------------
DISTRIBUTIONS DECLARED FROM AND IN EXCESS OF:
   Net investment income                                                                   --           (5,700,035)
                                                                                  -----------         ------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                   9,622,128            4,581,248
   Cost of fund shares repurchased                                                (14,847,051)         (33,813,119)
   Distributions reinvested                                                                --            5,700,035
                                                                                  -----------         ------------
Net decrease in net assets resulting from fund share transactions                  (5,224,923)         (23,531,836)
                                                                                  -----------         ------------
Total increase (decrease) in net assets                                             1,164,292          (25,769,115)
NET ASSETS:
   Beginning of year                                                               76,009,151          101,778,266
                                                                                  -----------         ------------
   End of year                                                                    $77,173,443         $ 76,009,151
                                                                                  ===========         ============
Accumulated undistributed (overdistributed) net investment
   income included in ending net assets                                           $ 4,579,680         $   (299,012)
                                                                                  ===========         ============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                        929,462              447,078
   Shares repurchased                                                              (1,459,037)          (3,321,354)
   Distributions reinvested                                                                --              579,272
                                                                                  -----------         ------------
Net decrease                                                                         (529,575)          (2,295,004)
                                                                                  ===========         ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
Stein Roe Mortgage Securities Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                  YEARS ENDED DECEMBER 31,
                                                                 1997          1996          1995         1994          1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                               $ 9.84      $ 10.16        $ 9.28       $ 10.17       $ 10.26
                                                               --------     --------     ---------      --------     --------
Net investment income                                              0.68         0.78          0.57          0.73         0.65
Net realized and unrealized gains (losses)
   on investments                                                  0.21        (0.30)         0.89         (0.89)       (0.01)
                                                               --------     --------     ---------      --------     --------
Total from investment operations                                   0.89         0.48          1.46         (0.16)        0.64
                                                               --------     --------     ---------      --------     --------
Less distributions:
   Dividends from and in excess of net investment income             --        (0.80)        (0.58)        (0.73)       (0.65)
   Distributions from and in excess of net realized gains
     on investments                                                  --           --            --            --        (0.08)
                                                               --------     --------     ---------      --------     --------
Total distributions                                                  --        (0.80)        (0.58)        (0.73)       (0.73)
                                                               --------     --------     ---------      --------     --------
Net asset value, end of year                                    $ 10.73       $ 9.84       $ 10.16        $ 9.28      $ 10.17
                                                                =======      =======      ========       =======      =======
TOTAL RETURN                                                      9.04%        4.70%        15.74%       (1.57)%(b)     6.26%(b)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                               $77,173      $76,009      $101,778       $72,420      $91,195
Ratio of expenses to average net assets                           0.70%        0.70%(a)      0.69%         0.70%(a)     0.76%(a)
Ratio of net investment income to average net assets              6.59%        6.71%(b)      6.76%         6.71%(b)     6.64%(b)
Portfolio turnover ratio (c)                                        29%          72%          112%          241%         187%

(a) If the Fund had paid all of its expenses and there had been no reimbursement from the Investment Advisor and Administrator, this ratio would have been 0.72%, 0.71%, and 0.76% for the years ended December 31, 1996, 1994, and
1993, respectively.
(b) Computed giving effect to the Investment Adviser's and the Administrator's expense limitation undertaking.
(c) The portfolio turnover ratio includes dollar roll transactions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS
Stein Roe Money Market Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
                                                         MARKET
                                             PAR          VALUE
COMMERCIAL PAPER--(89.5%)
AUTOMOTIVE--(4.5%)
Eaton Corp. 5.924% 1/09/98 (b)          $3,000,000  $ 2,996,067
                                                   ------------


BEVERAGES--(4.5%)
Joseph Seagram & Sons
   5.976% 1/12/98 (b)                    3,000,000    2,994,545
                                                   ------------


BUSINESS CREDIT INSTITUTION--(17.9%)
General Motors Acceptance Corp.
   6.137% 1/28/98                        3,100,000    3,085,818
Finova Capital Corp. 5.898% 1/02/98      3,000,000    2,990,250
Mitsubishi Motors Credit Corp.
   (gtd. by Bank of Tokyo/Mitsubishi Bank)
   6.359% 2/09/98                        3,000,000    2,979,525
Pemex Capital Inc. (gtd. by Societe
   Generale) 5.694% 2/18/98              3,000,000    2,977,400
                                                   ------------
                                                     12,032,993
                                                   ------------
CONSULTING SERVICES--(4.5%)
CSC Enterprises (gtd. by Computer
   Sciences Co.) 5.732% 1/13/98          3,000,000    2,994,330
                                                   ------------


ELECTRONICS--(4.5%)
General Signal Corp.
   6.227% 1/23/98 (b)                    3,000,000   2,988,633
                                                   ------------


HEALTH CARE--(4.4%)
American Home Products
   5.790% 3/13/98 (b)                    3,000,000    2,966,216
                                                   ------------


HOTELS--(4.4%)
Accor SA  (gtd. by Banque Nationale
   de Paris) 5.989% 3/04/98              3,000,000    2,970,292
                                                   ------------


LENDING INSTITUTIONS--(8.9%)
Old Line Funding Corp.
   5.941% 1/16/98 (b)                    3,000,000    2,992,625
Windmill Funding Corp.
   5.809% 1/15/98 (b)                    3,000,000    2,993,292
                                                   ------------
                                                      5,985,917
                                                   ------------

                                                         MARKET
                                             PAR          VALUE
OTHER FINANCIAL--(31.5%)
Asset Securitization Corp.
   6.209% 1/07/98 (b)                   $3,000,000  $ 2,996,900
Associates Corp. of North America
   6.753% 1/02/98                          725,000      724,864
Corporate Asset Funding
   5.789% 1/16/98 (b)                    3,000,000    2,992,825
Enterprise Funding Corp.
   6.033% 1/05/98 (b)                    3,000,000    2,998,033
Lehman Brothers Holdings Inc.
   6.513% 1/09/98                        2,500,000    2,496,389
Mitsubishi Electric Finance
   5.955% 2/18/98 (b)                    3,000,000    2,976,480
Preferred Receivables Funding
   5.887% 1/08/98 (b)                    3,000,000    2,996,588
Thames Asset Global Securitization
   5.880% 1/20/98 (b)                    3,000,000    2,990,785
                                                   ------------
                                                     21,172,864
                                                   ------------
RETAILS--(4.4%)
Southland Corp. 6.060% 1/21/98           3,000,000    2,989,950
                                                   ------------
  TOTAL COMMERCIAL PAPER
     (Cost $60,091,807)                              60,091,807
                                                   ------------


U.S. GOVERNMENT AGENCY OBLIGATION--(5.2%)
Federal Home Loan Bank Callable Note
   5.750% 1/09/98
     (Cost $3,500,000)                   3,500,000    3,500,000
                                                   ------------


VARIABLE RATE NOTES--(4.5%)
American Honda Finance Corp. (gtd. by
   Honda Motor Co. Inc.) 5.721% 4/06/98 (b)
     (Cost $2,999,849)                   3,000,000    2,999,849
                                                    -----------
   TOTAL INVESTMENTS--(99.2%)
     (Cost $66,591,656) (a)                          66,591,656
OTHER ASSETS, LESS LIABILITIES (0.8%)                   545,068
                                                   ------------
NET ASSETS (100%)                                   $67,136,724
                                                   ============

* The interest rate is the effective rate at the date of purchase.
(a) The cost of investments for federal income tax purposes is identical. There is no unrealized appreciation or depreciation at December 31, 1997.
(b) Represents private placement securities exempt from registration by Section 4(2) of the Securities Act of 1933. These securities generally are issued to investors who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale by the Fund must be in an exempt transaction, normally to other institutional investors. At December 31, 1997, the aggregate value of the Fund's private placement securities was $38,882,838, which represented 57.9% of net assets.
Of these, $2,996,588, or 4.5% of net assets, were deemed to be illiquid securities.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
Stein Roe Money Market Fund, Variable Series / December 31, 1997
--------------------------------------------------------------------------------
ASSETS:
Investments, at market value (identified cost $66,591,656)                      $66,591,656
Cash                                                                                 50,567
Receivable for fund shares sold                                                     652,203
Interest receivable                                                                 238,138
Other assets                                                                          9,757
                                                                                -----------
     TOTAL ASSETS                                                                67,542,321
                                                                                -----------
LIABILITIES:
Payable for fund shares repurchased                                                 333,538
Payable to investment adviser and transfer agent                                     30,866
Accrued expenses payable                                                             41,193
                                                                                -----------
     TOTAL LIABILITIES                                                              405,597
                                                                                -----------
NET ASSETS                                                                      $67,136,724
                                                                                ===========
NET ASSETS REPRESENTED BY:
   Paid-in capital                                                              $67,136,724
                                                                                -----------
TOTAL NET ASSETS APPLICABLE TO OUTSTANDING SHARES OF BENEFICIAL INTEREST        $67,136,724
                                                                                ===========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                                        67,136,724
                                                                                ===========
NET ASSET VALUE PER SHARE                                                             $1.00
                                                                                      =====

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
Year Ended December 31, 1997
--------------------------------------------------------------------------------
INTEREST INCOME                                                                 $3,856,502
                                                                                ----------
EXPENSES:
   Management fee                                                                  237,501
   Administrative fee                                                              101,786
   Custodian fee                                                                    21,900
   Accounting fee                                                                   25,008
   Printing expense                                                                  5,475
   Audit and legal fees                                                             18,250
   Trustees' expense                                                                 7,796
   Transfer agent fee                                                                7,500
   Miscellaneous expense                                                            12,622
                                                                                ----------
     Total expenses                                                                437,838
                                                                                ----------
Net investment income                                                            3,418,664
                                                                                ----------
Net increase in net assets resulting from operations                            $3,418,664
                                                                                ==========


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
SteinRoe Money Market Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                 YEARS ENDED DECEMBER 31,
                                                                                    1997                 1996
OPERATIONS:
   Net investment income                                                        $  3,418,664         $  3,214,365
                                                                                ------------        -------------
Net increase in net assets resulting from operations                               3,418,664            3,214,365
                                                                                ------------        -------------
DISTRIBUTIONS DECLARED FROM:
   Net investment income                                                          (3,418,664)          (3,214,365)
                                                                                ------------        -------------
FUND SHARE TRANSACTIONS:
   Proceeds from fund shares sold                                                 67,656,312           57,327,084
   Cost of fund shares repurchased                                               (69,399,644)         (60,072,108)
   Distributions reinvested                                                        3,418,664            3,214,365
                                                                                ------------        -------------
Net increase in net assets resulting from fund share transactions                  1,675,332              469,341
                                                                                ------------        -------------
Total increase in net assets                                                       1,675,332              469,341
NET ASSETS:
   Beginning of year                                                              65,461,392           64,992,051
                                                                                ------------        -------------
   End of year                                                                  $ 67,136,724         $ 65,461,392
                                                                                ============        =============
ANALYSIS OF CHANGES IN SHARES OF BENEFICIAL INTEREST:
   Shares sold                                                                    67,656,312           57,327,084
   Shares repurchased                                                            (69,399,644)         (60,072,108)
   Distributions reinvested                                                        3,418,664            3,214,365
                                                                                ------------        -------------
Net increase                                                                       1,675,332              469,341
                                                                                ============        =============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SteinRoe Money Market Fund, Variable Series
--------------------------------------------------------------------------------
                                                                                       YEARS ENDED DECEMBER 31,
                                                                      1997           1996        1995         1994         1993
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                                    $ 1.00         $ 1.00     $ 1.00        $ 1.00       $ 1.00
                                                                   ---------      ---------  ---------     ---------    ---------
Net investment income                                                  0.050          0.049      0.055         0.037        0.027
                                                                   ---------      ---------  ---------     ---------    ---------
Less distributions:
   Distributions from net investment income                           (0.050)        (0.049)    (0.055)       (0.037)      (0.027)
                                                                   ---------      ---------  ---------     ---------    ---------
Net asset value, end of year                                          $ 1.00         $ 1.00     $ 1.00        $ 1.00       $ 1.00
                                                                     =======        =======    =======       =======      =======
TOTAL RETURN                                                           5.18%          5.01%      5.62%         3.81%        2.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                                    $67,137        $65,461    $64,992       $78,698      $83,049
Ratio of expenses to average net assets                                0.65%          0.65%      0.63%         0.62%        0.65%
Ratio of net investment income to average net assets                   5.05%          4.90%      5.48%         3.73%        2.68%

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES

SteinRoe Variable Investment Trust (the "Trust"), an open-end management investment company, was organized as a Massachusetts business trust on June 9, 1987. At December 31, 1997, the Trust consisted of five diversified Funds with differing investment objectives, policies and restrictions (individually referred to as a "Fund," or collectively referred to as the "Funds"):

STEIN ROE SPECIAL VENTURE FUND, VARIABLE SERIES--seeks capital growth by investing in equity securities.

STEIN ROE GROWTH STOCK FUND, VARIABLE SERIES--seeks long-term growth of capital by investing 65 percent of total assets in growth companies.

STEIN ROE BALANCED FUND, VARIABLE SERIES--seeks high total investment return by investing in equity and debt securities.

STEIN ROE MORTGAGE SECURITIES FUND, VARIABLE SERIES--seeks highest possible level of current income by investing at least 65 percent of total assets in mortgage pass-through certificates.

STEIN ROE MONEY MARKET FUND, VARIABLE SERIES--seeks high current income while emphasizing capital preservation from investment in short-term money market instruments.

Shares of the Trust are available and are being marketed exclusively as a pooled funding vehicle for variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") of various affiliated insurance companies and, in the case of Stein Roe Special Venture Fund, Variable Series, also of Transamerica Life Companies, Great-West Life & Annuity Insurance Company and Providian Life & Health Insurance Company. Stein Roe & Farnham, Inc. (the "Adviser") provides investment advisory services to the Funds as well as management and administrative services. SteinRoe Services, Inc. (the "Transfer Agent") provides transfer agent services. Keyport Financial Services Corp., a subsidiary of Keyport Life Insurance Company ("Keyport"), serves as the underwriter of the Trust. Keyport, the Adviser and the Transfer Agent are direct subsidiaries of Liberty Financial Companies, Inc. At December 31, 1997, various affiliated insurance companies of Liberty Financial Companies Inc. owned 100 percent of the outstanding shares of all Funds, except for Stein Roe Special Venture Fund, Variable Series, of which Liberty Financial Companies Inc. affiliates owned 92.8 percent, Great-West Life & Annuity Insurance Company owned
5.4 percent, Transamerica Life Companies owned 1.7 percent, and Providian Life & Health Insurance Company owned 0.1 percent.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Certain prior-year amounts have been reclassified to conform to current-year presentation.

VALUATION OF INVESTMENTS--Portfolio securities listed on domestic exchanges and over-the-counter securities quoted on the Nasdaq system are valued on the basis of the last sale on the date as of which the valuation is made, or, lacking any sales, at the current bid prices. Over-the-counter securities not quoted on the Nasdaq system are valued at the latest bid quotation. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time. Long-term debt securities are valued on the basis of dealer-supplied quotations or valuations furnished by a pricing service. Securities for which reliable quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures established by the Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost unless the Trustees determine this does not represent fair value. Stein Roe Money Market Fund, Variable Series, values investments utilizing the amortized cost valuation technique permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, which requires the Fund to comply with certain conditions. This technique involves valuing a portfolio security initially at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium.

FEDERAL INCOME TAXES--The Funds now qualify and intend to continue qualifying as "regulated investment companies" and, as such (and by complying with the applicable provisions of the Internal Revenue Code), will not be subject to federal income tax on taxable income (including realized capital gains) distributed to shareholders.

FOREIGN CURRENCY TRANSACTIONS--Certain of the Funds have entered into foreign exchange contracts for the settlement of purchases and sales of securities denominated in a foreign currency to reduce the risk to the Funds from adverse changes in the relationship between the U.S. dollar and the foreign currency. The face or contract amount in U.S. dollars reflects the total exposure the Fund has in that particular currency contract. In the event that the counterparty in the foreign exchange contract fails to meet the terms of the contract, the Fund could be exposed to the effects of changes in the relationship between the U.S. dollar and the foreign currency.

INVESTMENT TRANSACTIONS--The Funds may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Stein Roe Balanced Fund, Variable Series, and Stein Roe Mortgage Securities Fund, Variable Series, may also enter into dollar roll transactions. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously contracts to repurchase, typically in 30 days to 60 days, substantially similar securities at an agreed upon price and date. These transactions may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous yields. The Funds identify securities as segregated in their custodial records with a value at least equal to the amount of the purchase commitment.

INVESTMENT IN REPURCHASE AGREEMENTS--Each Fund may enter into repurchase agreements with banks, broker-dealer firms and other recognized financial institutions whereby such institutions sell an instrument to the Fund, and the seller agrees, at the time of the sale, to repurchase that instrument at a specified time and price. The Funds require the seller of the instrument to maintain on deposit with the Funds' custodian bank or in the Federal Reserve Book-Entry System securities in an amount at all times equal to or in excess of the value of the repurchase agreement plus accrued interest. In the event the seller of the instrument defaults on the repurchase obligation, a Fund could receive less than the repurchase price on the sale of the securities to another party or could be subject to delays in selling the securities.

RECLASSIFICATIONS--Reclassifications between capital accounts have been made in 1997 for the following Funds to reflect differences between financial reporting and income tax bases:

                                        ACCUMULATED  ACCUMULATED
                                       UNDISTRIBUTED     NET
                                            NET       REALIZED
                               PAID-IN  INVESTMENT GAINS (LOSSES)
FUND                           CAPITAL    INCOME   ON INVESTMENTS
Stein Roe Special Venture Fund,
   Variable Series             $    --   $ (31,733)    $ 31,733

Stein Roe Balanced Fund,
   Variable Series             257,169    (442,984)    185,815

Stein Roe Mortgage Securities
   Fund, Variable Series          --       (12,212)     12,212

OTHER--Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Discounts on debt securities are amortized in accordance with Internal Revenue Code requirements. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Net realized and unrealized gains (losses) on foreign currency transactions include the fluctuation in exchange rates on gains and losses between trade and settlement dates on security transactions, gains and losses arising from the disposition of foreign currency, and currency gains and losses between the accrual and payment dates on dividend and interest income and foreign withholding taxes. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investment from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments. Unrealized appreciation and depreciation and realized gains and losses may differ between financial statements and tax earnings due to deferred losses from wash sales and certain other transactions.

NOTE 2. FUND SHARE TRANSACTIONS

Each Fund's capitalization consists of an unlimited number of shares of beneficial interest without par value that represent a separate series of the Trust. Each share of a Fund represents an equal proportionate beneficial interest in that Fund and, when issued and outstanding, is fully paid and nonassessable. Shareholders would be entitled to share proportionally in the net assets of a Fund available for distribution to shareholders upon liquidation of a Fund.

NOTE 3. SECURITY TRANSACTIONS

Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. At December 31, 1997, Stein Roe Mortgage Securities Fund, Variable Series had a capital loss carryforward of $3,026,065, which will expire between 2002 and 2004, if not utilized. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the 12 months ended December 31, 1997, for the Funds, excluding Stein Roe Money Market, Variable Series, were as follows:

                    STEIN ROE         STEIN ROE         STEIN ROE          STEIN ROE
                      SPECIAL            GROWTH          BALANCED           MORTGAGE
                VENTURE FUND,       STOCK FUND,             FUND,   SECURITIES FUND,
              VARIABLE SERIES   VARIABLE SERIES   VARIABLE SERIES    VARIABLE SERIES
Cost of
 investments
 purchased       $170,930,548       $52,184,374      $132,915,050        $21,919,255
Proceeds from
 investments sold 177,126,193        53,669,663       146,552,071         24,862,317

NOTE 4. DISTRIBUTIONS TO SHAREHOLDERS

The Funds, with the exception of the Stein Roe Money Market Fund, Variable Series, intend to distribute as dividends or capital gains distributions, at least annually, substantially all of their net investment income and net gains realized from the sale of portfolio securities. All dividends and distributions are reinvested in additional shares of the Funds. Stein Roe Money Market Fund, Variable Series, declares dividends daily and reinvests all dividends declared monthly in additional shares at net asset value. Income and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles primarily relating to foreign currency losses, gains and losses on principal paydowns and book-tax timing differences.

NOTE 5. MANAGEMENT AND ADMINISTRATIVE FEES

The Funds have advisory and administrative agreements with the Adviser. The following investment advisory fee rates were in effect as of December 31, 1997:

                                                ANNUAL RATE AS A
                                               PERCENT OF AVERAGE
FUND                                            DAILY NET ASSETS
-----                                            ---------------
Stein Roe Special Venture Fund, Variable Series     .50 of 1%

Stein Roe Growth Stock Fund, Variable Series        .50 of 1%

Stein Roe Balanced Fund, Variable Series            .45 of 1%

Stein Roe Mortgage Securities Fund, Variable Series .40 of 1%

Stein Roe Money Market Fund, Variable Series        .35 of 1%

As of December 31, 1997, for all the Funds, the administrative fee was .15 of 1 percent of average annual net assets. Both the investment advisory fees and the administrative fees are computed daily and paid monthly.

The Adviser also provides the Funds with certain Fund accounting services. The fee is $25,000 annually plus .0025 of 1 percent of assets in excess of $50 million. For the 12 months ended December 31, 1997, Stein Roe Special Venture Fund, Variable Series, Stein Roe Growth Stock Fund, Variable Series, Stein Roe Balanced Fund, Variable Series, Stein Roe Mortgage Securities Fund, Variable Series and Stein Roe Money Market Fund, Variable Series incurred charges of $28,760, $28,829, $31,616, $25,613, and $25,008, respectively.

The Funds pay SteinRoe Services, Inc. for transfer agent services rendered at an annual rate of $7,500 computed on the basis of $625 per month.

The Adviser has agreed to reimburse all expenses, including management fees, incurred by the Funds as follows:

FUND                                      EXPENSES EXCEEDING
-----                                  -------------------------
Stein Roe Special Venture Fund,  .80 of 1% of average daily net assets
   Variable Series

Stein Roe Growth Stock Fund,     .80 of 1% of average daily net assets
   Variable Series

Stein Roe Balanced Fund,         .75 of 1% of average daily net assets
   Variable Series

Stein Roe Mortgage               .70 of 1% of average daily net assets
   Securities Fund,
   Variable Series

Stein Roe Money Market Fund,     .65 of 1% of average daily net assets
   Variable Series

The expense limitations expire April 30, 1998.

NOTE 6. FUND NAME CHANGES
On August 13, 1997, the Board of Trustees of the Trust approved a change in the name of each of the five existing separate Series of the Trust, as specified in the table set forth below. Such name changes were effective November 15, 1997.

FUND                                          FORMER NAME
-----                                      ----------------
Stein Roe Special Venture Fund,        Capital Appreciation Fund
   Variable Series

Stein Roe Growth Stock Fund,           Managed Growth Stock Fund
   Variable Series

Stein Roe Balanced Fund,               Managed Assets Fund
   Variable Series

Stein Roe Mortgage Securities Fund,    Mortgage Securities Income Fund
   Variable Series

Stein Roe Money Market Fund,           Cash Income Fund
   Variable Series

                      INVESTMENT ADVISER AND ADMINISTRATOR
                        Stein Roe & Farnham Incorporated
                             One South Wacker Drive
                                Chicago, IL 60606

                                 TRANSFER AGENT
                             SteinRoe Services, Inc.
                             One South Wacker Drive
                                Chicago, IL 60606

                                   DISTRIBUTOR
                        Keyport Financial Services Corp.
                                 125 High Street
                                Boston, MA 02110

                                 CLIENT SERVICES
                         Keyport Life Insurance Company
                                 125 High Street
                                Boston, MA 02110
                             800-367-3653 (Press 3)

                                    CUSTODIAN
                        State Street Bank & Trust Company
                                  P.O. Box 366
                                Boston, MA 02101

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP
                               Peat Marwick Plaza
                              303 East Wacker Drive
                                Chicago, IL 60601

                                  LEGAL COUNSEL
                              Bingham, Dana & Gould
                               150 Federal Street
                                Boston, MA 02110

                                  THE TRUSTEES
                                John A. Bacon Jr.
                             Richard R. Christensen
                                Salvatore Macera
                              Dr. Thomas E. Stitzel



This report is authorized for use as sales literature only when accompanied by a current prospectus of the Trust and a current prospectus for a variable insurance product offered by Keyport Life Insurance Company, Independence Life Insurance Company, or Liberty Life Assurance Company of Boston.



                                  12/97 NIM 30m